UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2010

Nuveen Kansas Municipal Bond Fund	Nuveen Kentucky Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund	Nuveen Missouri Municipal Bond Fund	Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

INVESTMENT ADVISOR NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Funds’ sub-adviser, and the Funds’ portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the Funds from the Funds’ management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On January 3, 2011, Nuveen Investments announced the completion of the strategic combination with FAF Advisors and Nuveen Asset Management LLC, the largest investment affiliate of Nuveen Investments. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received a 9.5% stake in Nuveen Investments as well as additional cash consideration in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and most other key personnel, have become part of Nuveen Asset Management LLC. With these additions to Nuveen Asset Management LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 21, 2011

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Recently, portfolio managers Scott Romans and Daniel Close examined key investment strategies and the performance of the Nuveen Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Municipal Bond Funds. Scott, who has 12 years of investment experience, began managing the Kansas, Missouri and Wisconsin Funds in 2003. Dan has 13 years of investment experience and began managing the Kentucky, Michigan and Ohio Funds in 2007.

In January 2011, after the close of this reporting period, Steve Hlavin assumed management responsibility for the Kansas and Wisconsin Funds and Christopher Drahn assumed management responsibility for the Missouri Fund. Mr. Hlavin joined Nuveen Investments in 2003. Mr. Drahn has more than 31 years of portfolio management experience.

How did the Funds perform during the six-month period ending November 30, 2010?

The table on page three provides Class A Share total returns for the Funds for the six-month, one-year, five-year and ten-year periods ending November 30, 2010. Each Fund’s total returns are compared with the performance of its corresponding market indexes and peer group averages.

During the six months ending November 30, 2010, the Class A Shares at net asset value of the Kansas, Michigan, Ohio and Wisconsin Funds underperformed the Standard & Poor’s (S&P) National Municipal Bond Index. The Kentucky and Missouri Funds beat this index. All six Funds trailed their respective S&P state municipal bond indexes but outpaced their corresponding Lipper state-level peer group averages.

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1	The Standard & Poor’s (S&P) Kansas Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Kansas municipal bond market. The Standard & Poor’s (S&P) Kentucky Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Kentucky municipal bond market. The Standard & Poor’s (S&P) Michigan Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Michigan municipal bond market. The Standard & Poor’s (S&P) Missouri Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Missouri municipal bond market. The Standard & Poor’s (S&P) Ohio Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Ohio municipal bond market. The Standard & Poor’s (S&P) Wisconsin Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Wisconsin municipal bond market. The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment grade municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Other States Municipal Debt Funds Average contained 128, 128, 114 and 104 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2010. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. The Lipper Michigan Municipal Debt Funds Average had 14, 14, 12 and 11 funds, respectively, and the Lipper Ohio Municipal Debt Funds Average had 39, 39, 31 and 27 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

Class A Shares – Average Annual Total Returns as of 11/30/10

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Nuveen Kansas Municipal Bond Fund
A Shares at NAV	0.86%	4.24%	4.05%	4.86%
A Shares at Offer	-3.38%	-0.10%	3.16%	4.40%
Standard & Poor’s (S&P) Kansas Municipal Bond Index[1]	1.91%	5.98%	4.72%	5.44%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Other States Municipal Debt Funds Average[2]	0.42%	4.01%	3.51%	4.28%
Nuveen Kentucky Municipal Bond Fund
A Shares at NAV	1.17%	5.10%	3.91%	4.81%
A Shares at Offer	-3.11%	0.66%	3.01%	4.35%
Standard & Poor’s (S&P) Kentucky Municipal Bond Index[1]	1.32%	5.18%	3.82%	4.80%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Other States Municipal Debt Funds Average[2]	0.42%	4.01%	3.51%	4.28%
Nuveen Michigan Municipal Bond Fund
A Shares at NAV	1.05%	4.29%	3.72%	4.84%
A Shares at Offer	-3.19%	-0.13%	2.84%	4.39%
Standard & Poor’s (S&P) Michigan Municipal Bond Index[1]	1.64%	6.05%	4.30%	5.27%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Michigan Municipal Debt Funds Average[2]	0.34%	4.30%	3.50%	4.42%
Nuveen Missouri Municipal Bond Fund
A Shares at NAV	1.12%	5.49%	3.90%	4.84%
A Shares at Offer	-3.09%	1.10%	3.02%	4.40%
Standard & Poor’s (S&P) Missouri Municipal Bond Index[1]	1.39%	5.00%	4.51%	5.41%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Other States Municipal Debt Funds Average[2]	0.42%	4.01%	3.51%	4.28%
Nuveen Ohio Municipal Bond Fund
A Shares at NAV	0.68%	3.78%	3.92%	4.73%
A Shares at Offer	-3.55%	-0.62%	3.03%	4.28%
Standard & Poor’s (S&P) Ohio Municipal Bond Index[1]	0.77%	4.25%	3.81%	4.93%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Ohio Municipal Debt Funds Average[2]	0.55%	3.73%	3.55%	4.22%
Nuveen Wisconsin Municipal Bond Fund
A Shares at NAV	0.77%	4.16%	3.96%	4.73%
A Shares at Offer	-3.51%	-0.22%	3.07%	4.28%
Standard & Poor’s (S&P) Wisconsin Municipal Bond Index[1]	1.59%	5.04%	5.13%	5.95%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Other States Municipal Debt Funds Average[2]	0.42%	4.01%	3.51%	4.28%

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 4.20% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

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What were the conditions in the municipal market during the six-month reporting period?

Prices for typical longer-term municipal bonds moved modestly lower over the reporting period, so that the total returns (reflecting income in addition to price changes) of most longer-term municipal indexes were flat to slightly positive. However, the longer-term bond market experienced some sharp price declines toward the end of the period. Some of this volatility was due to negative factors in the general municipal market, and some was due to specific concerns affecting individual issuers. Negative market factors included ongoing budget deficits in certain states and municipalities, including concerns about the issuer’s ability to meet future pension commitments, and the difficulties of raising revenues in a sluggish economy; talk in certain circles of whether municipal bankruptcies would spike upward over the next year; and uncertainties about whether the Build America Bond program (and its 35% federal subsidy for municipalities that issue taxable bonds under the program) would be extended (which it was not) and the resulting surge in supply of bonds issued by municipalities as they sought to issue bonds in the waning days of this beneficial program. Particular issuers such as California and Illinois were facing large budget deficits and the need to either raise taxes or severely cut governmental services, or both. Beyond their short-term budget gaps, some states have deep structural problems, like insolvent pension funds, that are diverting money from essential public services like education and health care. Some analysts called for municipal market conditions to remain unsettled for a period of time going forward as state and local municipal issuers seek to address their financial situation.

On the other hand, the fundamentals of the municipal market had several positive components generally missed by the headlines. Municipal revenues have been increasing broadly, debt service continues to represent a small percentage of overall budgetary obligations for general obligation credits, and defaults of rated bonds remained exceptionally rare. Moreover, municipal new issue supply was projected to diminish after the calendar year-end issuance push.

Given the conditions in the municipal market, what strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

In this unsettled environment, shorter-dated bonds outperformed their longer-dated counterparts because bonds scheduled to mature sooner are less sensitive to changes in interest rates and consequently falling bond prices. Another noteworthy performance trend over the entire six-month period was that lower-rated bonds generally continued to outpace issues with higher credit quality, reflecting investors’ willingness to accept a greater level of risk in exchange for increased income in this historically low interest-rate environment. However, this situation reversed itself in the period’s final weeks, as municipal bond investors became more risk averse.

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous reporting periods. Nuveen municipal bond portfolios are managed with a value-oriented approach and rely upon input from Nuveen’s experienced research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions,

4	Nuveen Investments

although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions within each state.

Nuveen Kansas, Missouri and Wisconsin Municipal Bond Funds

Favorable sector allocation helped the Kansas Fund’s performance — namely, an overweighting in single-family housing bonds relative to the national municipal bond market. These bonds experienced a high degree of extraordinary prepayment call activity. Many of the single-family housing bonds were trading at a discount and ultimately called at par, which caused a jump in their prices. In contrast, the Fund’s allocation to “other revenue” bonds hindered performance. This category typically includes tax increment financing (TIF) districts and community development districts, which lagged the market in part because of concerns about commercial real estate. As such, our fairly sizeable overweighting in this category somewhat offset the outperformance from single family housing.

The Kansas Fund’s credit-rating allocation was another positive factor, especially an overweighting in non-rated bonds, which performed well overall. However, we had only modest exposure to bonds rated AAA and A — two categories that did relatively well toward the very end of the period.

In contrast, the Kansas Fund’s duration positioning — meaning its sensitivity to changes in interest rates — was a minor negative. This underperformance came primarily from having less exposure than the S&P National Municipal Bond Index to the best-performing segment of the yield curve — the short/intermediate range, consisting of bonds with effective duration between two- to eight-years.

Because the federal Build America Bonds (BAB) program reduced municipal bond issuance nationwide, especially longer-dated issuance, it was difficult to find sufficient bonds to invest in from any state — but especially in Kansas, where it is regularly a challenge to find suitable supply. This shortage was an outgrowth of the BABs program, which offers a federal subsidy to issuers of taxable municipal bonds, thereby supplanting much of the issuance that typically would have come to market as tax-exempt debt. The popularity of the program has resulted in fewer opportunities to buy attractive tax-exempt securities. With new investment inflows into the Fund and a number of bond calls in the portfolio, we were frequently looking for places to reinvest these assets. The issuance of BABs ended on December 31, 2010.

The majority of our purchases for the Kansas Fund were in the health care sector, where supply was greatest because of the sector’s ineligibility for participation in the BAB program. These new additions to the portfolio included a number of continuing care retirement sector issues. Other recent purchases included utility system bonds, a local general obligation bond issue to fund school districts and, to help keep the Fund fully invested, a Puerto Rico sales tax bond issue (bonds issued by U.S. territories are generally fully tax exempt for residents in all 50 states).

The Missouri Fund’s performance benefited the most from advantageous duration positioning, including significant underweightings in very short-dated bonds and in the longest part of the yield curve — segments that did not perform as well as other parts of the market. The portfolio’s modest overweighting across the range of intermediate-duration bonds was also helpful.

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The Fund’s sector positioning contributed to returns as well, though not to the same extent as our duration posture. One major positive was an underweighting in tax-supported bonds — primarily state and local general obligation bonds, which as a group were hampered by concerns about the financial position of the issuers. The Fund’s allocation to favorable housing bonds as well as underweightings in poor performing tobacco and transportation issues were also constructive factors. In contrast, our exposure to struggling “other revenue” bonds was negative in this portfolio.

New purchases for the Missouri Fund came from both the primary and secondary municipal markets and were primarily funded through bond calls and new investments for much of the period. In the latter part of the reporting period, we bought a new position in non-rated charter school bonds and added to an existing stake in a non-rated health care bond issue. Because these bonds lacked credit ratings and were relatively small positions, we were able to buy the securities at what we felt were attractive prices compared to similar, more widely known securities. In the new-issue market, we added several health care bonds — a shorter-maturity non-rated bond issue that we felt was offering a strong yield relative to the issuer’s credit quality, and a longer-dated A-rated bond whose yield we believed was appropriate for a bond of this type.

The performance of the Wisconsin Fund was helped by the composition of municipal bond issuance within the state. Supply in Wisconsin tends to be relatively short dated compared with the national market. As a result, we were underweighted in the longest-duration bonds, which helped performance as they performed poorly when the market corrected late in the period. We also had an underweighting in very short-dated bonds, which helped the Fund as these issues lagged the index in the early part of the period. Finally, the Fund’s overweighting in bonds with durations between two and eight years — a strong-performing category — proved beneficial.

The Fund’s sector allocation had a neutral performance impact on balance, with an underweighting in tax-supported bonds adding to results. That positive effect, however, was counterbalanced by an overweighting in weak “other revenue” bonds, as well as underweightings in two strong-performing categories — utilities and pre-refunded bonds. From a credit-quality perspective, the Fund’s allocation to A-rated bonds was helpful, but our limited exposure to favorable BBB and non-rated credits had a negative effect on relative performance.

Transaction activity was quite limited in the Wisconsin portfolio during the period, as bond supply was even lower than usual. The only purchase was a health care bond with a 30-year maturity. Because attractive new investment opportunities didn’t materialize until late in the period, we kept the Fund’s cash position a bit more elevated than normal. Our purchase activity was funded in part with the proceeds of bond calls, as well as by the sale of some of our Puerto Rico bond holdings, enabling us to reduce the portfolio’s position in territorial bonds and increase its stake in tax-exempt Wisconsin issuance.

Nuveen Kentucky, Michigan and Ohio Municipal Bond Funds

Duration proved helpful for the Kentucky Fund’s performance. Relative to the S&P National Municipal Bond Index, the Fund was overweighted in the better-performing intermediate portion of the yield curve. However, this outperformance was tempered by an overweighting in longer-duration bonds, which generally fared poorly because of their increased interest-rate sensitivity. From a credit-rating standpoint, A-rated bonds added

6	Nuveen Investments

to results, while in sector terms, the Fund’s modest weighting in underperforming tax-supported bonds was also helpful. However, the Fund’s positioning in the utilities sector detracted from returns.

Purchase activity was relatively subdued, with new additions to the Kentucky portfolio including two longer-dated and lower-rated water/sewer bonds, a housing bond and a shorter-dated Kentucky turnpike bond issue. Another purchase of note was an addition to our existing holdings in bonds for the Louisville Arena Authority, which developed a 22,000-seat basketball and multi-purpose arena that opened late last year. We have long favored these bonds, which are insured and also secured by multiple revenue streams, so we increased our holdings in this position.

With few exceptions, we funded our new purchases with the proceeds of bond calls. Our selling activity included a pre-refunded bond issue that was sold to meet redemption activity. Later on, we took advantage of the ample supply of attractive Kentucky bonds to eliminate the New Mexico position that did not afford Kentucky investors the same tax benefit that typically comes from owning in-state bonds.

As with the Kentucky Fund’s performance, the Michigan Fund was helped by its duration positioning — specifically, being overweighted in the intermediate portion of the yield curve, which did relatively well. Also adding to the Michigan Fund’s results was our sector positioning, notably an underweighting in the lagging transportation sector. The Fund’s allocation to pre-refunded bonds helped as well, although those results were mitigated by weakness from utility bonds. Another negative factor for performance was the Fund’s relative underweighting in lower-rated securities, which generally outperformed their higher-grade counterparts.

Transaction activity in the Michigan Fund was relatively quiet, with only four new purchases during the six-month period. Two of the purchases funded water/sewer projects, one being a longer-dated, AAA-rated bond backed by property taxes and the other a short-dated, lower-rated bond backed by water revenue. Other purchases included a longer-dated insured health care bond issue and a BBB lower-rated charter school issue that, following careful credit research, we decided offered good value for our investors. Several of these bonds were from issuers located in southeastern Michigan — the most economically challenged part of the state. However, we felt these troubles were more than fully reflected in the bonds’ very low prices, providing what we thought was a favorable risk/reward balance for the Fund’s shareholders.

This portfolio saw very little inflows due to call activity but, with investment outflows primarily limited to the final weeks of the reporting period during the municipal market’s sharp correction, we did not need to sell any bonds to fund our purchases. In November, we did sell some shorter-dated pre-refunded bonds whose future performance prospects looked slight. We also sold our non-Michigan bonds, which included the New Mexico utility bonds mentioned earlier with respect to the Kentucky Fund, as well as a District of Columbia transportation bond issue. At period end, the Fund was invested entirely in Michigan securities.

The Ohio Fund’s performance was supported by its duration and credit-rating positioning. An overweighting in intermediate-duration securities was helpful, although the Fund’s excess exposure to longer-dated bonds relative to the S&P National Municipal Bond Index erased a significant portion of that positive impact. In credit-quality terms, the Fund’s overweighting in A-rated securities and certain lower-rated bonds added to results. In

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contrast, sector positioning hampered total returns, with especially negative contributions coming from the utility and industrial development revenue (IDR) bond sectors. However, an overweighting in the strong-performing health care category proved helpful.

Portfolio activity for the Ohio Fund was reasonably high during the six-month period, with many of our purchases focused on the health care sector — a part of the market where we found attractive opportunities and where Nuveen has substantial research capabilities and experience. In addition to buying hospital bonds, we established two new positions in continuing care retirement communities (CCRCs). While we had seen few compelling CCRC bonds to purchase in recent years, our research analysts identified several new bonds that offered what we felt was a very good risk/reward tradeoff. Outside the health care sector, we made a small purchase of a lower-rated IDR bond issue that we felt was fairly valued.

The portfolio experienced a variety of bond calls during the six-month period. Because they occurred at opportune times, we were able to avoid the need to sell bonds to fund some of our recent purchases. One of our few sales was a health care bond issued by a Northern Ohio hospital. We had concerns about the credit quality of this issuer and saw the potential for future price deterioration. When the circumstances came about to sell these securities at what we felt was a favorable price, we took advantage. Another sale eliminated the portfolio’s holdings in insured Texas higher-education bonds that had served as a way to keep the Fund fully invested at a time when we were unable to find compelling Ohio bonds for purchase. This sale funded some of the health care purchases we described earlier.

Of final note, we engaged in several tax-loss swaps involving Buckeye Tobacco bonds, a big tobacco bond issue in the state. These transactions enabled us to accomplish two management goals simultaneously — to meaningfully increase the portfolio’s yield while generating tax losses that can be used to offset future gains.

Dividend Information

The Kansas, Kentucky and Wisconsin Fund’s Class I Shares experienced a dividend increase in June 2010. The Michigan Fund saw a dividend decrease in November 2010 for all share classes. The Wisconsin Fund’s Class B Shares experienced a dividend decrease in November 2010. The Ohio Fund held its dividend steady throughout the six-month reporting period. The Missouri Fund saw a dividend decrease in August 2010 for its Class C Shares.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2010, all six Funds had positive UNII balances, based upon our best estimate, for tax purposes. The Kansas, Missouri and Ohio Funds had positive UNII balances, while the Kentucky, Michigan and Wisconsin Funds had negative UNII balances for financial reporting purposes.

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Fund Spotlight as of 11/30/10 Nuveen Kansas Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FKSTX	FBKSX	FCKSX	FRKSX
Net Asset Value (NAV)	$10.36	$10.27	$10.35	$10.41
Latest Dividend[1]	$0.0355	$0.0290	$0.0310	$0.0375
Inception Date	1/09/92	2/19/97	2/11/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	4.24%	-0.10%
5-Year	4.05%	3.16%
10-Year	4.86%	4.40%

B Shares	w/o CDSC	w/CDSC
1-Year	3.50%	-0.50%
5-Year	3.30%	3.12%
10-Year	4.23%	4.23%

C Shares	NAV
1-Year	3.71%
5-Year	3.49%
10-Year	4.28%

I Shares	NAV
1-Year	4.56%
5-Year	4.28%
10-Year	5.07%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.11%	3.94%
30-Day Yield[2]	3.55%	—
SEC 30-Day Yield[2,3]	—	3.40%
Taxable-Equivalent Yield[3,4]	5.27%	5.04%

B Shares	NAV
Dividend Yield[2]	3.39%
30-Day Yield[2]	2.78%
Taxable-Equivalent Yield[4]	4.12%

C Shares	NAV
Dividend Yield[2]	3.59%
30-Day Yield[2]	3.00%
Taxable-Equivalent Yield[4]	4.45%

I Shares	NAV
Dividend Yield[2]	4.32%
SEC 30-Day Yield[2]	3.75%
Taxable-Equivalent Yield[4]	5.56%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	1.93%	-2.31%
5-Year	3.49%	2.61%
10-Year	4.41%	3.95%

B Shares	w/o CDSC	w/CDSC
1-Year	1.09%	-2.82%
5-Year	2.71%	2.54%
10-Year	3.78%	3.78%

C Shares	NAV
1-Year	1.41%
5-Year	2.93%
10-Year	3.83%

I Shares	NAV
1-Year	2.16%
5-Year	3.71%
10-Year	4.61%

Net Assets ($000)	$179,937

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.84%
Class B	1.59%
Class C	1.39%
Class I	0.64%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

Nuveen Investments	9

Fund Spotlight (continued) as of 11/30/10 Nuveen Kansas Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Health Care	24.6%
Tax Obligation/Limited	17.5%
Water and Sewer	11.2%
Tax Obligation/General	11.1%
Utilities	10.0%
Housing/Single Family	9.7%
U.S. Guaranteed	4.1%
Other	11.8%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

10	Nuveen Investments

Fund Spotlight as of 11/30/10  Nuveen Kentucky Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FKYTX	FKYBX	FKYCX	FKYRX
Net Asset Value (NAV)	$10.76	$10.76	$10.76	$10.76
Latest Dividend[1]	$0.0365	$0.0300	$0.0315	$0.0385
Latest Capital Gain Distribution[2]	$0.0004	$0.0004	$0.0004	$0.0004
Inception Date	5/04/87	2/05/97	10/04/93	2/07/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	5.10%	0.66%
5-Year	3.91%	3.01%
10-Year	4.81%	4.35%

B Shares	w/o CDSC	w/CDSC
1-Year	4.24%	0.24%
5-Year	3.13%	2.96%
10-Year	4.17%	4.17%

C Shares	NAV
1-Year	4.42%
5-Year	3.33%
10-Year	4.22%

I Shares	NAV
1-Year	5.20%
5-Year	4.11%
10-Year	5.00%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.07%	3.90%
30-Day Yield[3]	3.28%	—
SEC 30-Day Yield[3,4]	—	3.15%
Taxable-Equivalent Yield[4,5]	4.84%	4.65%

B Shares	NAV
Dividend Yield[3]	3.35%
30-Day Yield[3]	2.53%
Taxable-Equivalent Yield[5]	3.74%

C Shares	NAV
Dividend Yield[3]	3.51%
30-Day Yield[3]	2.74%
Taxable-Equivalent Yield[5]	4.05%

I Shares	NAV
Dividend Yield[3]	4.29%
SEC 30-Day Yield[3]	3.48%
Taxable-Equivalent Yield[5]	5.14%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	2.66%	-1.67%
5-Year	3.34%	2.45%
10-Year	4.39%	3.95%

B Shares	w/o CDSC	w/CDSC
1-Year	1.92%	-2.02%
5-Year	2.57%	2.39%
10-Year	3.78%	3.78%

C Shares	NAV
1-Year	2.19%
5-Year	2.77%
10-Year	3.83%

I Shares	NAV
1-Year	2.86%
5-Year	3.54%
10-Year	4.59%

Net Assets ($000)	$438,865

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.81%
Class B	1.56%
Class C	1.36%
Class I	0.61%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Paid December 4, 2009. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Nuveen Investments	11

Fund Spotlight (continued) as of 11/30/10 Nuveen Kentucky Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	28.3%
Utilities	16.9%
Water and Sewer	15.4%
Health Care	14.2%
U.S. Guaranteed	6.3%
Education and Civic Organizations	5.6%
Other	13.3%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

12	Nuveen Investments

Fund Spotlight as of 11/30/10 Nuveen Michigan Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FMITX	FMIBX	FLMCX	NMMIX
Net Asset Value (NAV)	$11.08	$11.10	$11.08	$11.08
Latest Dividend[1]	$0.0375	$0.0305	$0.0325	$0.0395
Inception Date	6/27/85	2/03/97	6/22/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	4.29%	-0.13%
5-Year	3.72%	2.84%
10-Year	4.84%	4.39%

B Shares	w/o CDSC	w/CDSC
1-Year	3.56%	-0.44%
5-Year	2.97%	2.80%
10-Year	4.22%	4.22%

C Shares	NAV
1-Year	3.83%
5-Year	3.18%
10-Year	4.28%

I Shares	NAV
1-Year	4.61%
5-Year	3.95%
10-Year	5.06%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.06%	3.89%
30-Day Yield[2]	3.53%	—
SEC 30-Day Yield[2,3]	—	3.38%
Taxable-Equivalent Yield[3,4]	5.12%	4.91%

B Shares	NAV
Dividend Yield[2]	3.30%
30-Day Yield[2]	2.77%
Taxable-Equivalent Yield[4]	4.02%

C Shares	NAV
Dividend Yield[2]	3.52%
30-Day Yield[2]	2.97%
Taxable-Equivalent Yield[4]	4.31%

I Shares	NAV
Dividend Yield[2]	4.28%
SEC 30-Day Yield[2]	3.71%
Taxable-Equivalent Yield[4]	5.38%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	1.85%	-2.46%
5-Year	3.16%	2.27%
10-Year	4.38%	3.93%

B Shares	w/o CDSC	w/CDSC
1-Year	1.04%	-2.87%
5-Year	2.37%	2.20%
10-Year	3.77%	3.77%

C Shares	NAV
1-Year	1.30%
5-Year	2.59%
10-Year	3.81%

I Shares	NAV
1-Year	2.06%
5-Year	3.35%
10-Year	4.59%

Net Assets ($000)	$204,305

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.85%
Class B	1.60%
Class C	1.40%
Class I	0.65%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.1%.

Nuveen Investments	13

Fund Spotlight (continued) as of 11/30/10 Nuveen Michigan Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/General	37.3%
Tax Obligation/Limited	13.6%
U.S. Guaranteed	12.9%
Water and Sewer	12.5%
Health Care	9.9%
Other	13.8%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

14	Nuveen Investments

Fund Spotlight as of 11/30/10 Nuveen Missouri Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FMOTX	FMMBX	FMOCX	FMMRX
Net Asset Value (NAV)	$10.71	$10.72	$10.69	$10.71
Latest Dividend[1]	$0.0390	$0.0325	$0.0340	$0.0410
Inception Date	8/03/87	2/06/97	2/02/94	2/19/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	5.49%	1.10%
5-Year	3.90%	3.02%
10-Year	4.84%	4.40%

B Shares	w/o CDSC	w/CDSC
1-Year	4.73%	0.73%
5-Year	3.12%	2.95%
10-Year	4.23%	4.23%

C Shares	NAV
1-Year	4.86%
5-Year	3.33%
10-Year	4.26%

I Shares	NAV
1-Year	5.72%
5-Year	4.11%
10-Year	5.05%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.37%	4.19%
30-Day Yield[2]	3.69%	—
SEC 30-Day Yield[2,3]	—	3.54%
Taxable-Equivalent Yield[3,4]	5.45%	5.23%

B Shares	NAV
Dividend Yield[2]	3.64%
30-Day Yield[2]	2.93%
Taxable-Equivalent Yield[4]	4.33%

C Shares	NAV
Dividend Yield[2]	3.82%
30-Day Yield[2]	3.14%
Taxable-Equivalent Yield[4]	4.64%

I Shares	NAV
Dividend Yield[2]	4.59%
SEC 30-Day Yield[2]	3.87%
Taxable-Equivalent Yield[4]	5.72%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	2.94%	-1.42%
5-Year	3.30%	2.41%
10-Year	4.41%	3.97%

B Shares	w/o CDSC	w/CDSC
1-Year	2.20%	-1.74%
5-Year	2.53%	2.36%
10-Year	3.79%	3.79%

C Shares	NAV
1-Year	2.41%
5-Year	2.73%
10-Year	3.83%

I Shares	NAV
1-Year	3.27%
5-Year	3.49%
10-Year	4.62%

Net Assets ($000)	$239,156

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.83%
Class B	1.58%
Class C	1.38%
Class I	0.63%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Nuveen Investments	15

Fund Spotlight (continued) as of 11/30/10 Nuveen Missouri Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Health Care	23.0%
Tax Obligation/Limited	19.6%
Tax Obligation/General	13.6%
Long-Term Care	7.0%
Transportation	6.5%
U.S. Guaranteed	6.4%
Utilities	6.3%
Consumer Staples	4.9%
Other	12.7%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

16	Nuveen Investments

Fund Spotlight as of 11/30/10 Nuveen Ohio Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FOHTX	FOHBX	FOHCX	NXOHX
Net Asset Value (NAV)	$11.03	$11.01	$11.00	$11.01
Latest Dividend[1]	$0.0380	$0.0310	$0.0330	$0.0400
Inception Date	6/27/85	2/03/97	8/03/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	3.78%	-0.62%
5-Year	3.92%	3.03%
10-Year	4.73%	4.28%

B Shares	w/o CDSC	w/CDSC
1-Year	3.02%	-0.97%
5-Year	3.16%	2.98%
10-Year	4.10%	4.10%

C Shares	NAV
1-Year	3.33%
5-Year	3.37%
10-Year	4.16%

I Shares	NAV
1-Year	4.10%
5-Year	4.13%
10-Year	4.94%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.13%	3.96%
30-Day Yield[2]	3.51%	—
SEC 30-Day Yield[2,3]	—	3.36%
Taxable-Equivalent Yield[3,4]	5.17%	4.95%

B Shares	NAV
Dividend Yield[2]	3.38%
30-Day Yield[2]	2.74%
Taxable-Equivalent Yield[4]	4.04%

C Shares	NAV
Dividend Yield[2]	3.60%
30-Day Yield[2]	2.95%
Taxable-Equivalent Yield[4]	4.34%

I Shares	NAV
Dividend Yield[2]	4.36%
SEC 30-Day Yield[2]	3.70%
Taxable-Equivalent Yield[4]	5.45%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	1.14%	-3.13%
5-Year	3.33%	2.45%
10-Year	4.30%	3.85%

B Shares	w/o CDSC	w/CDSC
1-Year	0.39%	-3.49%
5-Year	2.55%	2.38%
10-Year	3.68%	3.68%

C Shares	NAV
1-Year	0.51%
5-Year	2.74%
10-Year	3.73%

I Shares	NAV
1-Year	1.27%
5-Year	3.52%
10-Year	4.50%

Net Assets ($000)	$503,907

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.82%
Class B	1.58%
Class C	1.37%
Class I	0.62%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

Nuveen Investments	17

Fund Spotlight (continued) as of 11/30/10 Nuveen Ohio Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/General	21.8%
Health Care	14.8%
Tax Obligation/Limited	14.2%
U.S. Guaranteed	13.6%
Education and Civic Organizations	7.2%
Water and Sewer	6.4%
Utilities	5.5%
Consumer Staples	5.1%
Other	11.4%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

18	Nuveen Investments

Fund Spotlight as of 11/30/10 Nuveen Wisconsin Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FWIAX	FWIBX	FWICX	FWIRX
Net Asset Value (NAV)	$10.28	$10.30	$10.30	$10.31
Latest Dividend[1]	$0.0320	$0.0255	$0.0275	$0.0340
Inception Date	6/01/94	2/25/97	2/25/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	4.16%	-0.22%
5-Year	3.96%	3.07%
10-Year	4.73%	4.28%

B Shares	w/o CDSC	w/CDSC
1-Year	3.43%	-0.57%
5-Year	3.18%	3.01%
10-Year	4.10%	4.10%

C Shares	NAV
1-Year	3.72%
5-Year	3.40%
10-Year	4.17%

I Shares	NAV
1-Year	4.39%
5-Year	4.14%
10-Year	4.93%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	3.74%	3.58%
30-Day Yield[2]	3.17%	—
SEC 30-Day Yield[2,3]	—	3.04%
Taxable-Equivalent Yield[3,4]	4.72%	4.53%

B Shares	NAV
Dividend Yield[2]	2.97%
30-Day Yield[2]	2.41%
Taxable-Equivalent Yield[4]	3.59%

C Shares	NAV
Dividend Yield[2]	3.20%
30-Day Yield[2]	2.62%
Taxable-Equivalent Yield[4]	3.90%

I Shares	NAV
Dividend Yield[2]	3.96%
SEC 30-Day Yield[2]	3.38%
Taxable-Equivalent Yield[4]	5.04%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	1.74%	-2.56%
5-Year	3.28%	2.41%
10-Year	4.19%	3.74%

B Shares	w/o CDSC	w/CDSC
1-Year	1.02%	-2.90%
5-Year	2.52%	2.34%
10-Year	3.57%	3.57%

C Shares	NAV
1-Year	1.21%
5-Year	2.69%
10-Year	3.62%

I Shares	NAV
1-Year	2.07%
5-Year	3.47%
10-Year	4.40%

Net Assets ($000)	$62,660

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.90%
Class B	1.65%
Class C	1.45%
Class I	0.70%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Nuveen Investments	19

Fund Spotlight (continued) as of 11/30/10 Nuveen Wisconsin Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	57.2%
Education and Civic Organizations	10.1%
Health Care	8.6%
Utilities	8.4%
Housing/Multifamily	5.5%
Other	10.2%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

20	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Kansas	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,008.60	$1,005.00	$1,005.10	$1,009.70	$1,021.01	$1,017.25	$1,018.25	$1,022.01
Expenses Incurred During Period	$4.08	$7.84	$6.84	$3.07	$4.10	$7.89	$6.88	$3.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Kentucky	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,011.70	$1,008.10	$1,009.00	$1,012.80	$1,021.11	$1,017.35	$1,018.35	$1,021.11
Expenses Incurred During Period	$3.98	$7.75	$6.75	$2.98	$4.00	$7.79	$6.78	$2.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.54%, 1.34% and .59% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Michigan	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,010.50	$1,007.00	$1,008.80	$1,012.50	$1,020.91	$1,017.15	$1,018.15	$1,021.91
Expenses Incurred During Period	$4.18	$7.95	$6.95	$3.18	$4.20	$7.99	$6.98	$3.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Missouri	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,011.20	$1,007.60	$1,008.60	$1,012.30	$1,021.01	$1,017.25	$1,018.25	$1,022.01
Expenses Incurred During Period	$4.08	$7.85	$6.85	$3.08	$4.10	$7.89	$6.88	$3.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	21

Expense Examples (continued)

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Ohio	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,006.80	$1,003.00	$1,004.10	$1,008.80	$1,021.01	$1,017.25	$1,018.25	$1,022.01
Expenses Incurred During Period	$4.07	$7.83	$6.83	$3.07	$4.10	$7.89	$6.88	$3.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Wisconsin	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,007.70	$1,004.20	$1,005.10	$1,008.80	$1,020.76	$1,017.00	$1,018.00	$1,021.76
Expenses Incurred During Period	$4.33	$8.09	$7.09	$3.32	$4.36	$8.14	$7.13	$3.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.61%, 1.41% and .66% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

22	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Kansas Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 2.5%

$1,000	Kansas Development Finance Authority, Athletic Facility Revenue Bonds, University of Kansas Athletic Corporation Project, Series 2004K, 5.000%, 6/01/19	6/14 at 100.00	Aa3	$1,058,960

1,200	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 – NPFG Insured	4/15 at 100.00	Aa3	1,254,084

	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents Univeristy of Kansas Medical Center Research Institute, Series 2010N:
675	5.000%, 4/01/29	4/20 at 100.00	Aa1	706,482
1,390	5.000%, 4/01/30	4/20 at 100.00	Aa1	1,445,114
4,265	Total Education and Civic Organizations			4,464,640
	Energy – 0.9%

1,175	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	1,179,665

500	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	498,100
1,675	Total Energy			1,677,765
	Health Care – 24.0%

1,005	Coffeyville Public Building Commission, Kansas, Healthcare Facilities Revenue Bonds, Coffeyville Regional Medical Center, Series 2002, 5.000%, 8/01/18 – AMBAC Insured	8/12 at 100.00	N/R	1,028,004

1,645	Colby, Kansas, Health Facilities Revenue Refunding Bonds, Citizens Medical Center Inc., Series 1998, 5.625%, 8/15/16	2/11 at 100.00	N/R	1,626,461

4,650	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38	No Opt. Call	AA–	5,010,561

4,400	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29	11/17 at 100.00	AA–	4,503,708

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,746,427

3,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	A2	2,826,420

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2007L, 4.750%, 11/15/36 – NPFG Insured	11/17 at 100.00	A2	1,872,540

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,055,400

1,285	Kansas Development Finance Authority, Hospital Revenue Bonds, Susan B. Allen Memorial Hospital, Series 2002Q, 5.375%, 12/15/16 – RAAI Insured	12/12 at 100.00	BBB–	1,306,241

6,000	Kansas Development Finance Authority, Lease Revenue Bonds, University of Kansas Hospital Authority, Series 2009O, 5.000%, 6/15/39	6/19 at 100.00	Aa2	6,024,720

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
2,475	5.000%, 1/01/23	1/20 at 100.00	AA	2,604,071
1,500	5.000%, 1/01/40	No Opt. Call	AA	1,504,275

2,850	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	2,630,949

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
2,500	5.125%, 7/01/26	7/16 at 100.00	A2	2,504,700
500	5.125%, 7/01/36	7/16 at 100.00	A2	476,365

1,075	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Health Center, Series 2001, 5.000%, 8/15/15 – AGM Insured	8/11 at 100.00	AA+	1,091,845

Nuveen Investments	23

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$3,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	$2,538,810

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	993,720

100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/24 – NPFG Insured	1/11 at 100.00	A	100,090

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	713,895
43,415	Total Health Care			43,159,202
	Housing/Multifamily – 1.9%

	Wichita, Kansas, Multifamily Housing Revenue Refunding Bonds, Shores Apartments, Series 1994XI-A:
1,500	6.700%, 4/01/19 – RAAI Insured	4/11 at 100.00	N/R	1,491,330
2,000	6.800%, 4/01/24 – RAAI Insured	4/11 at 100.00	N/R	1,942,860
3,500	Total Housing/Multifamily			3,434,190
	Housing/Single Family – 9.4%

2,590	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002B-1, 5.950%, 12/01/33 (Alternative Minimum Tax)	12/12 at 105.00	Aaa	2,705,540

2,010	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2005A, 5.550%, 6/01/37 (Alternative Minimum Tax)	6/15 at 105.00	Aaa	2,121,997

95	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	100,672

2,960	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A1, 5.500%, 12/01/38 (Alternative Minimum Tax)	12/16 at 104.00	Aaa	3,126,678

2,765	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	2,865,204

2,285	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006B1, 5.300%, 12/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	2,405,945

3,405	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2007B4, 5.550%, 12/01/38 (Alternative Minimum Tax)	12/16 at 104.00	Aaa	3,622,137
16,110	Total Housing/Single Family			16,948,173
	Industrials – 1.1%

1,025	Wichita Airport Authority, Kansas, Special Facilities Revenue Bonds, Cessna Citation Service Center, Series 2002A, 6.250%, 6/15/32 (Alternative Minimum Tax)	6/12 at 101.00	BBB–	923,207

1,000	Wichita, Kansas, Industrial Revenue Bonds, NMF America Inc. Series 2000-II, 5.800%, 8/01/15 (Alternative Minimum Tax)	2/11 at 100.00	AA	1,002,430
2,025	Total Industrials			1,925,637
	Long-Term Care – 3.1%

2,500	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	N/R	2,351,725

1,980	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	1,564,022

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

$2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	2/11 at 100.00	N/R	$1,648,560
6,480	Total Long-Term Care			5,564,307
	Materials – 2.1%

3,700	Ford County, Kansas, Sewage and Solid Waste Disposal Revenue Bonds, Excel Corporation/Cargill Inc. Project, Series 1998, 5.400%, 6/01/28 (Alternative Minimum Tax)	12/10 at 100.00	A	3,700,740
	Tax Obligation/General – 10.8%

2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – AGM Insured	No Opt. Call	AA+	3,013,750

2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 – AGC Insured	9/18 at 100.00	Aa3	2,068,340

65	Cowley County Unified School District 465, Winfield, Kansas, General Obligation Bonds, Series 2003, 5.250%, 10/01/23 – NPFG Insured	10/13 at 100.00	A	70,766

1,500	Douglas County Unified School District 497, Kansas, General Obligation Bonds, Series 2006A, 5.000%, 9/01/25 – NPFG Insured	9/16 at 100.00	Aa2	1,598,130

2,000	Finney County Unified School District 457, Garden City, Kansas, General Obligation Bonds, Series 2009A, 5.250%, 9/01/24 – AGC Insured	9/19 at 100.00	AA+	2,209,080

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A:
1,000	5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	1,066,300
330	5.375%, 7/01/28	7/11 at 100.00	A3	330,350

3,000	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA+	3,249,660

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 – AGM Insured	9/18 at 100.00	AA+	570,710

2,085	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	2,318,749

2,725	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2010A, 5.000%, 8/01/25	8/20 at 100.00	AA	2,988,562
17,705	Total Tax Obligation/General			19,484,397
	Tax Obligation/Limited – 17.0%

1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB–	1,014,020

1,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/20	3/14 at 100.00	AAA	1,101,330

3,000	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S, 5.000%, 10/01/23 – AMBAC Insured	4/13 at 102.00	AA	3,095,610

2,665	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	2,716,834

500	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Parking Facility Project, Series 2002C, 5.000%, 10/01/21 – AGM Insured	10/12 at 100.00	AA+	521,060

1,140	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Project, Series 2004G-1, 5.125%, 4/01/21 – NPFG Insured	4/14 at 100.00	AA	1,208,126

3,900	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	AA	4,174,053

Nuveen Investments	25

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

$460	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	10/11 at 100.00	AA		$473,924

1,155	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2004A, 5.000%, 4/01/22 – FGIC Insured	4/14 at 101.00	AA		1,225,871

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	Baa3		4,445,000

1,600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB		1,594,080

2,585	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+		2,557,573

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	4/11 at 101.00	BBB+		2,023,880

2,210	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		2,253,051

4,000	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB		2,204,720
32,215	Total Tax Obligation/Limited				30,609,132
	U.S. Guaranteed – 2.6% (4)

540	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 (Pre-refunded 10/01/11) – NPFG Insured	10/11 at 100.00	A	(4)	561,200

1,100	Montgomery County Unified School District 445, Coffeyville, Kansas, General Obligation Bonds, Series 2002, 5.000%, 4/01/22 (Pre-refunded 4/01/12) – FGIC Insured	4/12 at 100.00	A	(4)	1,161,644

1,795	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2001A, 7.375%, 1/01/32 (Pre-refunded 1/01/11)	1/11 at 101.00	AAA		1,823,792

1,010	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	2/11 at 100.00	N/R	(4)	1,155,632
4,445	Total U.S. Guaranteed				4,702,268
	Utilities – 9.7%

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2004B:
1,000	5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AA+		1,034,990
9,240	5.000%, 9/01/32 – AGM Insured	9/14 at 100.00	AA+		9,316,323

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
3,000	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AA+		3,055,620
3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AA+		3,096,030

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – NPFG Insured	5/11 at 100.00	A		1,013,390
17,240	Total Utilities				17,516,353
	Water and Sewer – 12.3%

2,300	Kansas Development Finance Authority, Water Pollution Control Revolving Fund Leveraged Bonds, Series 2002-II, 5.000%, 11/01/23	11/12 at 100.00	AAA		2,436,413

5,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund,State Match Program, Series 2008-CW, 5.000%, 11/01/24	1/13 at 100.00	AAA		5,330,100

8,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–		8,722,360

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$5,500	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/22 – FGIC Insured	10/13 at 100.00	Aa2	$5,642,505
21,300	Total Water and Sewer			22,131,378
$174,075	Total Investments (cost $171,059,797) – 97.4%			175,318,182
	Other Assets Less Liabilities – 2.6%			4,618,337
	Net Assets – 100%			$179,936,519

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Kentucky Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.1%

$5,015	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$4,865,403
	Education and Civic Organizations – 5.5%

3,915	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 1999, 5.500%, 3/01/29	3/11 at 100.00	N/R	3,757,891

1,000	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34	3/15 at 100.00	N/R	938,740

5,330	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	5,391,668

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 – FGIC Insured	10/15 at 100.00	Aa2	1,124,830

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:
1,645	5.000%, 10/01/20 – AMBAC Insured	10/17 at 100.00	Aa2	1,820,867
2,675	5.000%, 10/01/21 – AMBAC Insured	10/17 at 100.00	Aa2	2,924,604
4,435	5.000%, 10/01/22 – AMBAC Insured	10/17 at 100.00	Aa2	4,807,540

1,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,501,680

2,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	N/R	1,852,540
23,500	Total Education and Civic Organizations			24,120,360
	Energy – 0.2%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	996,200
	Health Care – 14.0%

3,250	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AA+	3,296,800

6,880	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	Baa1	2,311,405

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
165	6.375%, 6/01/40	6/20 at 100.00	Baa2	168,713
3,000	6.500%, 3/01/45	No Opt. Call	Baa2	3,079,050

7,005	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	Aa3	7,560,356

5,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Series 2009A, 5.500%, 5/01/39	5/19 at 100.00	AA–	5,152,550

9,500	Kentucky Economic Development Finance Authority, Hospital Revenue Refunding Bonds, Pikeville, United Methodist Hospital of Kentucky Inc. Project, Series 1997, 5.700%, 2/01/28 – CONNIE LEE Insured	2/11 at 100.00	N/R	9,501,235

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
3,500	5.850%, 10/01/17	4/11 at 100.00	BB–	3,348,730
1,500	5.875%, 10/01/22	4/11 at 100.00	BB–	1,317,525

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa2	5,999,560

2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,009,325

16,535	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2002A, 5.625%, 11/15/30	11/12 at 100.00	A–	16,737,387

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29	8/17 at 100.00	BBB+	$928,800
66,530	Total Health Care			61,411,436
	Housing/Multifamily – 0.3%

1,190	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Mandatory put 6/01/23) (Alternative Minimum Tax)	6/15 at 102.00	N/R	1,202,495
	Housing/Single Family – 3.4%

4,505	Kentucky Housing Corporation, Housing Revenue Bonds, Series 1999A, 5.200%, 1/01/31	4/11 at 100.00	AAA	4,509,595

1,630	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2004F, 3.900%, 7/01/31 (Alternative Minimum Tax)	1/14 at 100.00	AAA	1,649,397

675	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007K, 5.000%, 7/01/34	1/17 at 100.00	AAA	678,841

105	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2008D, 5.650%, 7/01/38 (Alternative Minimum Tax)	7/17 at 100.00	AAA	107,249

	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2008E:
50	5.375%, 7/01/33	1/18 at 100.00	AAA	51,315
135	5.450%, 7/01/38	1/18 at 100.00	AAA	136,018

1,035	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009A, 5.750%, 7/01/39	1/19 at 100.00	AAA	1,087,464

5,100	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009B, 5.150%, 7/01/39	1/19 at 100.00	AAA	5,231,988

1,390	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010C, 4.625%, 7/01/33	1/20 at 100.00	AAA	1,370,776
14,625	Total Housing/Single Family			14,822,643
	Long-Term Care – 0.5%

2,000	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AAA	2,124,300
	Materials – 0.6%

2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	4/11 at 100.00	BBB	2,737,402
	Tax Obligation/General – 2.4%

	Bowling Green, Kentucky, General Obligation and Special Revenue Bonds, Series 2002B:
1,230	5.000%, 6/01/24	6/12 at 100.00	Aa2	1,285,485
1,700	5.000%, 6/01/25	6/12 at 100.00	Aa2	1,768,493

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
1,085	6.000%, 12/01/27	12/17 at 100.00	N/R	1,119,991
1,605	6.250%, 12/01/32	12/17 at 100.00	N/R	1,642,380
2,190	6.500%, 12/01/37	12/17 at 100.00	N/R	2,234,326

	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2004A-B:
1,195	5.000%, 11/01/16 – AMBAC Insured	11/14 at 100.00	AA+	1,342,451
1,000	5.000%, 11/01/17 – AMBAC Insured	11/14 at 100.00	AA+	1,120,560
10,005	Total Tax Obligation/General			10,513,686
	Tax Obligation/Limited – 27.9%

1,305	Ballard County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	Aa2	1,381,408

	Boone County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004B:
1,460	5.000%, 5/01/20 – AGM Insured	5/14 at 100.00	Aa2	1,538,723
2,580	5.000%, 5/01/21 – AGM Insured	5/14 at 100.00	Aa2	2,686,631

Nuveen Investments	29

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,465	Boone County, Kentucky, Public Properties Corporation, First Mortgage Bonds, AOC Judicial Facility, Series 2001, 5.125%, 9/01/22	9/12 at 101.00	Aa2	$1,561,778

	Butler County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004C:
1,220	5.000%, 6/01/20	6/14 at 100.00	Aa2	1,295,469
1,255	5.000%, 6/01/22	6/14 at 100.00	Aa2	1,316,294

	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
2,115	5.000%, 6/01/17 – NPFG Insured	6/14 at 100.00	Aa2	2,318,844
3,510	5.000%, 6/01/18 – NPFG Insured	6/14 at 100.00	Aa2	3,842,081
3,690	5.000%, 6/01/19 – NPFG Insured	6/14 at 100.00	Aa2	4,039,111

	Kentucky Area Development Districts Financing Trust, Ewing, Lease Acquisition Program Revenue Bonds, Series 2000C:
425	5.850%, 6/01/20	12/10 at 101.50	AA	432,013
895	6.000%, 6/01/30	12/10 at 101.50	AA	905,543

2,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	2,063,860

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA+	2,078,837
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	3,649,272
4,335	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA+	4,568,787
8,965	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA+	9,420,601

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
35	0.000%, 12/01/15 – AGC Insured	No Opt. Call	AA+	30,208
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	AA+	40,902
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA+	2,014,919
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AA+	2,032,088

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 11810-1, 16.295%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA+	6,321,400

2,365	Kentucky Local Correctional Facilities Authority, Multi-County Lease Revenue Bonds, Series 2004, 5.250%, 11/01/14 – NPFG Insured	No Opt. Call	A	2,599,182

1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 81, Series 2003, 5.000%, 11/01/19 – AMBAC Insured	11/13 at 100.00	Aa3	1,084,890

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005, 5.000%, 8/01/18 – NPFG Insured	No Opt. Call	Aa2	2,272,880

5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA+	5,708,550

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA+	2,657,575
2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA+	2,650,500

3,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 96, Series 2009A, 5.000%, 11/01/29	11/19 at 100.00	Aa2	3,109,080

2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	AA+	2,330,140

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B:
5,095	5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AA+	5,868,981
5,000	5.000%, 7/01/24 – AMBAC Insured	7/16 at 100.00	AA+	5,327,750

25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28	7/18 at 100.00	AA+	26,462

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA+	2,978,005

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

$4,000	Kentucky Turnpike Authority, Economic Development Road Revenue Refunding Bonds, Revitalization Project, Series 2001B, 5.150%, 7/01/19 – AGM Insured	7/11 at 100.00	AA+		$4,093,880

2,060	Laurel County, Kentucky, School District Finance Corporation, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 – AGM Insured	6/17 at 100.00	Aa2		2,139,269

	Letcher County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,430	5.000%, 6/01/18 – AGM Insured	6/14 at 100.00	Aa2		1,542,598
1,585	5.000%, 6/01/20 – AGM Insured	6/14 at 100.00	Aa2		1,671,129

1,695	Louisville and Jefferson County Visitors and Convention Commission, Kentucky, Dedicated Tax Revenue Bonds, Series 2004A, 5.000%, 12/01/15 – AGM Insured	6/14 at 101.00	AA+		1,889,332

	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,230	5.000%, 5/01/18 – NPFG Insured	5/14 at 100.00	Aa2		1,341,131
1,635	5.000%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa2		1,769,250
1,715	5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa2		1,837,468

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	A		606,920

2,520	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 1998A, 5.500%, 7/01/14 – AMBAC Insured	No Opt. Call	A3		2,739,416

11,600	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+		2,599,444

26,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+		5,482,838

1,360	Shelby County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa2		1,433,562

2,185	Spencer County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 7/01/21 – AGM Insured	7/14 at 100.00	Aa2		2,285,860

1,010	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/21 – AGM Insured	10/14 at 100.00	AA+		1,061,025
147,040	Total Tax Obligation/Limited				122,645,886
	Transportation – 4.7%

	Guam International Airport Authority, Revenue Bonds, Series 2003C:
5,000	5.250%, 10/01/22 – NPFG Insured (Alternative Minimum Tax)	4/11 at 100.00	Baa1		5,007,000
2,195	5.000%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	A		2,113,302

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – NPFG Insured (Alternative Minimum Tax)	3/13 at 100.00	A		5,094,123

980	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2007B, 5.000%, 3/01/13 – SYNCORA GTY Insured (Alternative Minimum Tax)	No Opt. Call	A		1,044,102

1,000	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.250%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/13 at 100.00	AA+		1,018,930

6,535	Louisville and Jefferson County Regional Airport Authority, Kentucky, Special Facilities Revenue Bonds, Airis Louisville LLC Project, Series 1999A, 5.500%, 3/01/19 (Alternative Minimum Tax)	3/11 at 100.00	Baa3		6,278,893
20,800	Total Transportation				20,556,350
	U.S. Guaranteed – 6.2% (4)

1,875	Bell County Public Properties Corporation, Kentucky, First Mortgage Revenue Bonds, Judicial Center Project, Series 2000, 5.850%, 9/01/28 (Pre-refunded 3/01/11) – AMBAC Insured	3/11 at 102.00	A	(4)	1,939,031

1,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21 (Pre-refunded 9/01/11)	9/11 at 100.00	Aa2	(4)	1,037,020

Nuveen Investments	31

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (4) (continued)

$2,795	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA+	(4)	$3,268,920

5,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 79, Series 2003, 5.000%, 10/01/22 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3	(4)	5,591,400

1,175	Louisville, Kentucky, General Obligation Bonds, Series 2001A, 5.000%, 11/01/21 (Pre-refunded 11/01/11)	11/11 at 101.00	AA+	(4)	1,237,698

3,000	Louisville, Kentucky, General Obligation Bonds, Series 2002A, 5.000%, 10/01/23 (Pre-refunded 10/01/12) – FGIC Insured	10/12 at 100.00	AA+	(4)	3,242,100

5,100	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2001A, 5.125%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 101.00	Aa2	(4)	5,234,487

1,360	Owen County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2001, 5.000%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 101.00	Aa2	(4)	1,395,020

410	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.000%, 7/01/32 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AAA		438,942

	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
245	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+	(4)	313,402
2,755	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AAA		3,524,168
24,715	Total U.S. Guaranteed				27,222,188
	Utilities – 16.7%

1,175	Boone County, Kentucky, Collateralized Pollution Control Revenue Bonds, Dayton Power & Light Company, Series 2005A, 4.700%, 1/01/28 – FGIC Insured	7/15 at 100.00	Aa3		1,175,482

6,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA+		5,818,560

	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A:
4,000	5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A		3,958,920
4,600	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	A		4,564,442
1,535	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	AA+		1,557,073

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
7,100	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	N/R		7,088,498
6,475	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	A3		6,333,133
5,745	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	A3		5,082,774
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3		6,327,663
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3		10,010,644

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	Aa3		3,308,737
45	5.000%, 10/01/28 – AGC Insured	4/19 at 100.00	Aa3		46,785
8,575	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3		8,739,554

2,975	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A		3,211,304

3,990	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	A		4,063,416

1,895	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/17 – NPFG Insured	7/15 at 100.00	A		2,052,910
78,255	Total Utilities				73,339,895
	Water and Sewer – 15.2%

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
100	5.000%, 8/01/21 – NPFG Insured	8/17 at 100.00	AA		110,287
3,795	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA		4,083,344

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$1,000	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	2/11 at 102.00	AA–	$1,022,600

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:
2,565	5.000%, 11/15/27	11/16 at 100.00	AAA	2,736,855
4,990	5.000%, 11/15/29	11/16 at 100.00	AAA	5,275,179

8,925	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 1998A, 5.000%, 5/15/30 – FGIC Insured	2/11 at 100.00	AA–	8,927,856

16,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2001A, 5.500%, 5/15/34 – NPFG Insured	11/11 at 101.00	AA–	16,670,080

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2004A:
7,365	5.250%, 5/15/37 – FGIC Insured	5/14 at 101.00	AA–	7,535,132
750	5.000%, 5/15/38 – FGIC Insured	5/14 at 101.00	AA–	758,550

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – AGM Insured	8/18 at 100.00	Aa3	2,194,340

7,225	Northern Kentucky Water District, Revenue Refunding Bonds, Series 2002A, 5.000%, 2/01/27 – FGIC Insured	2/12 at 100.00	Aa3	7,271,023

2,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	BBB+	2,906,702

5,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	BBB+	5,059,800

2,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2010A, 5.375%, 6/01/40	6/20 at 100.00	BBB+	1,972,320
64,455	Total Water and Sewer			66,524,068
$461,950	Total Investments (cost $420,219,706) – 98.7%			433,082,312
	Other Assets Less Liabilities – 1.3%			5,782,274
	Net Assets – 100%			$438,864,586

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Michigan Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.6%

$2,505	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	$2,503,397

760	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	737,329
3,265	Total Consumer Staples			3,240,726
	Education and Civic Organizations – 2.4%

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	No Opt. Call	BBB–	895,570

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,033,860

	Michigan Technological University, General Revenue Bonds, Series 2004A:
1,230	5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	Aa3	1,240,258
1,740	5.000%, 10/01/29 – NPFG Insured	10/13 at 100.00	Aa3	1,753,137
4,970	Total Education and Civic Organizations			4,922,825
	Health Care – 11.7%

450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA+	413,811

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,276,867

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Michigan Community Hospital, Series 1996, 6.250%, 10/01/27	4/11 at 100.00	BBB–	999,960

3,350	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	3,351,139

1,000	Michigan State Hospital FInance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA+	1,038,330

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Crittenton Hospital, Series 2002A, 5.625%, 3/01/27	3/12 at 101.00	A	995,160

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
1,000	5.000%, 5/15/12	No Opt. Call	Baa3	1,028,240
1,400	5.000%, 5/15/26	5/15 at 100.00	Baa3	1,253,686
50	5.000%, 5/15/34	5/15 at 100.00	Baa3	41,928

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 – NPFG Insured	5/15 at 100.00	A+	1,810,180

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:
85	6.250%, 8/15/13	2/11 at 100.00	BB–	84,998
3,885	6.500%, 8/15/18	2/11 at 100.00	BB–	3,812,933

1,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	1,517,010

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,408,344

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M:
1,060	5.250%, 11/15/31 – NPFG Insured	11/11 at 100.00	A1	1,010,774
2,010	5.250%, 11/15/35 – NPFG Insured	11/11 at 100.00	A1	1,867,592
24,290	Total Health Care			23,910,952

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 3.0%

$1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA+	$1,214,844

2,175	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	2,252,582

3,315	Michigan Housing Development Authority, Section 8 Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14	No Opt. Call	AA	2,579,070
6,690	Total Housing/Multifamily			6,046,496
	Industrials – 1.0%

2,000	Michigan Strategic Fund, Solid Waste Disposal Limited Obligation Revenue Bonds, Waste Management Inc., Series 2004, 4.500%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	BBB	2,045,940
	Materials – 0.9%

1,750	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	1,756,755
	Tax Obligation/General – 36.8%

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	AA+	703,824

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	821,664

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – AGM Insured	4/18 at 100.00	AA+	1,535,278

1,020	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/22	5/13 at 100.00	Aa2	1,093,144

	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
1,000	5.000%, 5/01/23 – NPFG Insured	5/15 at 100.00	Aa2	1,034,860
2,085	5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	2,165,627
1,000	5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,033,760

2,013	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.930%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	1,886,262

1,850	Chippewa Valley Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	1,904,187

	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997:
500	5.500%, 2/01/17 – FGIC Insured	2/11 at 100.00	A–	500,865
11,000	5.250%, 2/01/27 – FGIC Insured	2/11 at 100.00	A	11,002,967

1,245	Edwardsburg Public School, Cass County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/24 – AGM Insured	5/14 at 100.00	AA+	1,280,968

480	Genesee County, Michigan, General Obligaton Water Supply Bonds, Series 2003, 5.125%, 11/01/33 – NPFG Insured	11/13 at 100.00	A1	481,334

5,850	Hartland Consolidated School District, Livingston County, Michigan, General Obligation Refunding Bonds, Series 2001, 5.125%, 5/01/29	5/11 at 100.00	Aa2	5,866,672

50	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	50,469

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	Aa2	1,732,989

2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/24	11/13 at 100.00	Aa2	2,042,800

1,000	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 – AGM Insured	5/14 at 100.00	AA+	1,037,070

Nuveen Investments	35

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$1,215	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	AA+	$1,261,935

1,300	Lansing Community College, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/20 – NPFG Insured	5/13 at 100.00	AA	1,397,721

840	Lowell Area Schools, Counties of Ionia and Kent, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	AA+	833,272

350	Michigan, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	383,016

140	Oakland County Building Authority, Michigan, General Obligation Bonds, Refunding Series 2006, 5.000%, 6/01/27	6/13 at 100.00	AAA	143,723

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	Aaa	521,860
1,200	5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	1,214,724

1,370	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	AA–	1,397,126

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa3	802,040
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa3	770,712

1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,140,524

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured	8/17 at 100.00	Aaa	4,115,040

1,075	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.000%, 5/01/15 – AGM Insured (IF)	No Opt. Call	AA+	916,760

150	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA+	154,082

500	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	503,425

1,400	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/21 – FGIC Insured	11/14 at 100.00	Aa2	1,482,404

1,405	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	1,410,676

1,530	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	AA+	1,530,413

1,350	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	1,346,949

1,500	Wayland Union School District, Allegan County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/28 – AGM Insured	5/18 at 100.00	AA+	1,539,675

990	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	A2	1,033,025

1,150	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	AA+	1,267,990

1,915	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/20 – AGM Insured	5/15 at 100.00	AA+	2,053,589

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	Aa3	2,622,671

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3	5,955,803

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/General (continued)

$3,170	Zeeland Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – FGIC Insured	5/15 at 100.00	Aa3		$3,288,304
74,278	Total Tax Obligation/General				75,262,199
	Tax Obligation/Limited – 13.4%

330	Detroit, Michigan, Building Authority Revenue Bonds, District Court Madison Center, Series 1996A, 6.150%, 2/01/11	No Opt. Call	A		331,096

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	Baa1		3,044,859
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	Baa1		2,357,243

2,765	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	N/R		2,882,264

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R		1,036,792

4,770	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24	10/11 at 100.00	Aa3		4,807,110

4,400	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3		4,414,827

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
3,000	0.000%, 10/15/27 – FGIC Insured	10/16 at 58.27	AA+		1,165,500
1,500	0.000%, 10/15/28 – FGIC Insured	10/16 at 55.35	AA+		542,535
3,960	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3		3,836,844

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3		2,052,020

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB		996,820
32,235	Total Tax Obligation/Limited				27,467,910
	Transportation – 0.0%

25	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA		25,149
	U.S. Guaranteed – 10.8% (4)

250	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 5.125%, 5/01/31 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+	(4)	265,898

1,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001A, 5.125%, 7/01/31 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	Aa3	(4)	1,028,320

2,505	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+	(4)	2,765,921

3,750	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/31 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	3,906,975

6,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R	(4)	3,591,600

75	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)	No Opt. Call	A3	(4)	76,641

230	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24 (Pre-refunded 10/15/11)	10/11 at 100.00	A+	(4)	239,377

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1	(4)	3,320,700

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA		1,157,640

Nuveen Investments	37

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (4) (continued)

$2,250	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2003A, 5.250%, 5/01/21 (Pre-refunded 5/01/13)	5/13 at 100.00	Aa2	(4)	$2,492,190

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	A3	(4)	3,191,520
24,060	Total U.S. Guaranteed				22,036,782
	Utilities – 4.7%

1,000	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 – AGM Insured	7/13 at 100.00	AA+		1,028,860

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28	7/18 at 100.00	AA–		180,394
2,130	5.000%, 7/01/32	7/18 at 100.00	AA–		2,162,823

1,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 – AMBAC Insured	1/12 at 100.00	A2		1,007,510

770	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12	No Opt. Call	A3		807,191

3,300	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A2		3,275,184

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	A2		1,209,390
9,375	Total Utilities				9,671,352
	Water and Sewer – 12.4%

2,495	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 – NPFG Insured	7/13 at 100.00	Aa3		2,505,704

4,455	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A, 0.000%, 7/01/19 – FGIC Insured	No Opt. Call	A+		2,992,156

4,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+		4,074,440

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28	1/18 at 100.00	AA+		150,913
3,500	5.000%, 1/01/38	1/18 at 100.00	AA+		3,542,525

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+		2,070,220

1,625	Lansing, Michigan, Sewerage Disposal System Revenue Bonds, Series 2003, 5.000%, 5/01/21 – FGIC Insured	5/14 at 100.00	Aa2		1,680,283

2,075	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA		2,332,404

4,055	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	10/14 at 100.00	AAA		4,305,072

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA		1,070,290

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A		536,470
25,850	Total Water and Sewer				25,260,477
$208,788	Total Investments (cost $194,352,754) – 98.7%				201,647,563
	Other Assets Less Liabilities – 1.3%				2,657,681
	Net Assets – 100%				$204,305,244

38	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Missouri Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.9%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	5/11 at 100.00	AA–	$2,994,180

8,555	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	8,650,215
11,555	Total Consumer Staples			11,644,395
	Education and Civic Organizations – 3.8%

900	Missouri Health and Educational Facilities Authority, Revenue Bonds, Stephens College, Series 1999, 6.000%, 6/01/24	12/10 at 100.00	A1	900,981

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2001A, 5.500%, 6/15/16	No Opt. Call	AAA	1,198,100

1,360	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2001, 5.500%, 4/01/18 – NPFG Insured	4/11 at 100.00	A3	1,370,105

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 – SYNCORA GTY Insured	4/17 at 100.00	A+	2,729,109

1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	830,350

2,060	Southeast Missouri State University, System Facilities Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 4/01/26 – NPFG Insured	4/11 at 100.00	Baa1	2,059,794
8,910	Total Education and Civic Organizations			9,088,439
	Energy – 0.6%

500	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	498,100

1,000	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Baa3	1,009,110
1,500	Total Energy			1,507,210
	Health Care – 22.9%

2,150	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39	6/19 at 100.00	A+	2,197,816

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	N/R	1,379,397
2,500	5.000%, 6/01/36	6/17 at 100.00	N/R	2,196,250

5,520	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	N/R	4,841,647

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	914,725
3,995	5.000%, 12/01/37	12/17 at 100.00	N/R	2,789,948

1,250	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/29	2/15 at 102.00	BBB+	1,205,338

1,000	Missouri Health & Educational Facilities Authority, St. Luke’s Episcopal-Presbyterian Hospitals Revenue Bonds, Series 2001, 5.250%, 12/01/26 – AGM Insured	6/11 at 101.00	AA+	1,006,090

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A:
2,000	5.000%, 11/15/30	11/20 at 100.00	A+	1,980,020
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	963,900

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/25	5/13 at 100.00	AA	$1,015,770

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2005A, 5.000%, 5/15/22	5/15 at 100.00	AA	1,037,550

500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Capital Region Medical Center, Series 1998, 5.250%, 11/01/23	5/11 at 100.00	A3	489,335

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Freeman Health System, Series 1998:
1,110	5.250%, 2/15/18	2/11 at 100.00	BBB+	1,110,422
1,300	5.250%, 2/15/28	2/11 at 100.00	BBB+	1,207,986

2,750	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, Reg S, 5.700%, 2/15/34	2/14 at 100.00	BBB+	2,767,325

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,650	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	A2	1,280,235
2,955	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	1,786,918
3,915	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	2,228,340

3,665	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B, 5.000%, 6/01/34	6/20 at 100.00	AA–	3,610,208

7,140	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	7,148,925

1,000	New Liberty Hospital District, Missouri, Revenue Bonds, Series 2001, 5.000%, 12/01/21 – AMBAC Insured	12/11 at 100.00	A+	1,005,150

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,003,430

3,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	N/R	3,563,368

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:
1,320	5.000%, 11/15/22	11/16 at 100.00	N/R	1,200,052
1,675	5.000%, 11/15/27	11/16 at 100.00	N/R	1,427,335
1,300	5.000%, 11/15/35	11/16 at 100.00	N/R	1,036,438

2,880	Taney County Industrial Development Authority, Missouri, Hospital Revenue Bonds, Skaggs Community Hospital Association, Series 1998, 5.400%, 5/15/28	5/11 at 100.00	BB	2,342,246
62,095	Total Health Care			54,736,164
	Housing/Multifamily – 2.6%

1,230	Clay County Industrial Development Authority, Missouri, GNMA Multifamily Housing Revenue Bonds, Oak Creek Apartments, Series 2002, 6.125%, 7/20/25 (Alternative Minimum Tax)	7/13 at 105.00	N/R	1,307,244

1,885	Jefferson County Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Lakewood Apartments Project, Series 2001B, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,886,451

	Missouri Housing Development Commission, GNMA Collateralized Multifamily Housing Revenue Bonds, JB Hughes Apartments I and II, Series 2002G:
190	6.200%, 5/20/19	5/12 at 105.00	Aaa	208,168
975	6.300%, 5/20/37	5/12 at 105.00	Aaa	1,003,304

2,080	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Mansion Apartments II, Series 1999, 6.125%, 4/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R	1,884,542
6,360	Total Housing/Multifamily			6,289,709

Nuveen Investments	41

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 1.9%

	Missouri Housing Development Commission, GNMA Single Family Remarketed Mortgage Revenue Bonds, Homeownership Loan Program, Series 1995B:
$190	6.375%, 9/01/20 (Alternative Minimum Tax)	3/11 at 100.00	AAA	$190,300
145	6.450%, 9/01/27 (Alternative Minimum Tax)	3/11 at 100.00	AAA	145,165

130	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000A-1, 6.300%, 9/01/25 (Alternative Minimum Tax)	3/11 at 100.00	AAA	132,587

110	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000B-1, 6.200%, 9/01/25 (Alternative Minimum Tax)	3/11 at 100.00	AAA	115,924

1,110	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)	9/14 at 100.00	AAA	1,144,998

1,020	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AAA	1,015,604

1,820	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	No Opt. Call	AAA	1,823,695
4,525	Total Housing/Single Family			4,568,273
	Long-Term Care – 7.0%

2,250	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	2,154,195

1,500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	5/17 at 100.00	N/R	1,321,290

4,250	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	5/11 at 100.00	N/R	3,500,938

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,500	5.125%, 8/15/26	8/17 at 100.00	N/R	1,372,395
2,525	5.125%, 8/15/32	8/17 at 100.00	N/R	2,192,432

1,285	Missouri Development Finance Board, Healthcare Facilities Revenue Bonds, Lutheran Home for the Aged, Series 2001A, 5.600%, 11/01/21	11/11 at 100.00	Aa2	1,296,385

2,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/37	2/17 at 100.00	N/R	1,747,460

1,200	St. Louis County Industrial Development Authority, Missouri, GNMA Collateralized Healthcare Facilities Revenue Bonds, Mary, Queen and Mother Association, Series 2001, 5.400%, 9/20/34	3/11 at 101.00	AA+	1,204,992

2,000	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	N/R	1,864,620
18,510	Total Long-Term Care			16,654,707
	Materials – 0.4%

1,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BBB-	906,290
	Tax Obligation/General – 13.5%

2,000	Cass County Reorganized School District R-II, Raymore and Peculiar, Missouri, General Obligation Bonds, Series 2002, 5.250%, 3/01/20 – AGM Insured	3/12 at 100.00	AA+	2,102,160

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$540	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2001C, 5.200%, 3/01/21	3/12 at 100.00	AA+	$564,845

1,280	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2002B, 5.000%, 3/01/22 – AGM Insured	3/12 at 100.00	AA+	1,330,637

1,000	Greene County Reorganized School District R8, Missouri, General Obligation Bonds, Series 2002, 5.250%, 3/01/20 – AGM Insured	3/12 at 100.00	AA+	1,051,080

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,431,167

1,450	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2004, 5.000%, 3/01/21 – NPFG Insured	3/14 at 100.00	Aa1	1,564,681

2,000	Kansas City, Missouri, General Obligation Bonds, Series 2004F, 5.000%, 2/01/24	2/14 at 100.00	AA	2,137,260

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	2,101,520

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
1,070	5.250%, 3/01/26 – AGM Insured	3/17 at 100.00	AA+	1,137,496
625	5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA+	660,544

1,250	Nixa Reorganized School District R 02, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	1,354,688

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,334,711

4,500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25	3/15 at 100.00	AA+	4,747,050

	Springfield School District R12, Missouri, General Obligation Bonds, Series 2003:
2,875	5.125%, 3/01/20 – FGIC Insured	3/13 at 100.00	AA+	3,091,660
3,000	5.000%, 3/01/22 – FGIC Insured	3/13 at 100.00	AA+	3,203,160
1,250	5.000%, 3/01/23 – FGIC Insured	3/13 at 100.00	AA+	1,294,025

1,345	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2000, 6.500%, 3/01/14 – FGIC Insured	No Opt. Call	AA	1,570,113

1,450	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/20 – AGM Insured	3/14 at 100.00	AA+	1,590,911
30,190	Total Tax Obligation/General			32,267,708
	Tax Obligation/Limited – 19.5%

1,290	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005, 5.250%, 3/01/21 – NPFG Insured	3/16 at 100.00	A	1,385,666

420	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.250%, 8/01/31	8/14 at 100.00	N/R	366,757

1,035	Dunklin County, Missouri, Certificates of Participation, Series 2004, 5.000%, 12/01/19 – FGIC Insured	12/14 at 100.00	A	1,067,178

985	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006, 4.500%, 4/01/21	4/14 at 100.00	N/R	957,952

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,320,821

3,000	Harrisonville, Missouri, Lease Participation Certificates, Series 2003, 5.000%, 12/01/22 – SYNCORA GTY Insured	12/13 at 100.00	A+	3,066,870

2,525	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	2,138,574

500	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18	No Opt. Call	N/R	481,570

Nuveen Investments	43

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$2,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	$1,852,580

3,885	Missouri Association of Rural Education, Pulaski County, Certificates of Participation, Waynesville School District R-6, Series 2004, 5.100%, 3/01/24 – NPFG Insured	2/11 at 100.00	A	3,865,070

4,920	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	4,566,104

2,335	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28	3/16 at 100.00	A	2,271,675

450	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/11 at 100.00	A	454,464

2,500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/12 at 102.00	N/R	2,062,275

1,000	Pevely, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – RAAI Insured	3/13 at 100.00	N/R	1,013,840

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21	No Opt. Call	A3	3,128,250

1,875	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,899,094

1,170	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A	1,199,589

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	6/12 at 100.00	Aa3	1,960,949

2,950	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured	12/10 at 100.00	N/R	2,953,511

2,500	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Series 2004, 5.000%, 3/01/24 – AMBAC Insured	3/14 at 100.00	Aa2	2,659,425

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	11/14 at 100.00	N/R	584,872
1,600	5.500%, 11/01/27	11/14 at 100.00	N/R	1,391,248

1,800	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R	1,540,962

3,225	St. Louis Industrial Development Authority, Missouri, Senior Lien Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000A, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	A	2,471,189
49,255	Total Tax Obligation/Limited			46,660,485
	Transportation – 6.4%

2,000	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)	4/11 at 101.00	A	2,006,860

	St. Louis Land Clearance Redevelopment Authority, Missouri, Revenue Refunding and Improvement Bonds, LCRA Parking Facilities, Series 1999C:
1,000	7.000%, 9/01/19	3/11 at 101.00	N/R	999,920
2,400	7.050%, 9/01/24	3/11 at 101.00	N/R	2,243,280

3,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A	3,266,250

2,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA+	2,154,320

	St. Louis, Missouri, Airport Revenue Refunding Bonds, Series 2003A:
3,450	5.250%, 7/01/16 – AGM Insured	7/13 at 100.00	AA+	3,666,453
1,000	5.250%, 7/01/18 – AGM Insured	7/13 at 100.00	AA+	1,046,030
14,850	Total Transportation			15,383,113

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed – 6.3% (4)

$4,500	Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM) (5)	No Opt. Call	Aaa		$4,218,705

1,025	Excelsior Springs School District, Missouri, Leasehold Revenue Bonds, Series 1994, 0.000%, 3/01/14 – AGM Insured (ETM)	No Opt. Call	AA+	(4)	981,458

2,500	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R	(4)	2,731,275

275	Jefferson City School District, Missouri, General Obligation Bonds, Series 1991A, 6.700%, 3/01/11 (ETM)	No Opt. Call	Aa1	(4)	278,990

1,500	Lees Summit Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Knox Village, Series 2002, 5.700%, 8/15/22 (Pre-refunded 8/15/12)	8/12 at 101.00	N/R	(4)	1,636,020

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	A2	(4)	829,750
1,785	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	1,182,937
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	A2	(4)	1,500,332

1,705	O’Fallon, Missouri, Certificates of Participation, Series 2002, 5.250%, 2/01/15 (Pre-refunded 2/01/12) – NPFG Insured	2/12 at 100.00	Aa3	(4)	1,789,057
16,675	Total U.S. Guaranteed				15,148,524
	Utilities – 6.3%

2,710	Columbia, Missouri, Water and Electric Revenue Bonds, Series 2002A, 5.000%, 10/01/26 – AMBAC Insured	10/12 at 100.00	AA–		2,726,341

3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 2008, 4.900%, 5/01/38 (Mandatory put 7/01/13)	No Opt. Call	BBB		3,156,990

1,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – AMBAC Insured	1/17 at 100.00	A3		963,330

1,195	Nixa, Missouri, Electric System Revenue Bonds, Series 2005, 5.000%, 4/01/25 – SYNCORA GTY Insured	4/13 at 100.00	N/R		1,173,932

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A		2,158,860

1,560	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3		1,543,745

3,030	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 1996, 6.000%, 6/01/14 – NPFG Insured	No Opt. Call	A		3,233,798
14,495	Total Utilities				14,956,996
	Water and Sewer – 3.4%

1,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A		1,028,270

1,825	Kansas City, Missouri, Sewerage System Revenue Bonds, Series 2002D-1, 5.375%, 1/01/22	1/12 at 100.00	AA		1,898,256

1,600	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	A		1,615,792

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+		2,629,214

1,000	St. Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2002A, 5.250%, 12/01/28 – NPFG Insured	12/11 at 100.00	Baa1		1,007,320
8,390	Total Water and Sewer				8,178,852
$248,310	Total Investments (cost $234,201,154) – 99.5%				237,990,865
	Floating Rate Obligations – (0.9)%				(2,225,000)
	Other Assets Less Liabilities – 1.4%				3,390,283
	Net Assets – 100%				$239,156,148

Nuveen Investments	45

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

November 30, 2010

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

46	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.0%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$18,415	5.875%, 6/01/30	6/17 at 100.00	Baa3	$14,312,317
5,000	5.750%, 6/01/34	6/17 at 100.00	Baa3	3,674,800
3,005	5.875%, 6/01/47	6/17 at 100.00	Baa3	2,118,946

5,405	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	5,243,769
31,825	Total Consumer Staples			25,349,832
	Education and Civic Organizations – 7.1%

4,090	Cleveland State University, Ohio, General Receipts Bonds, Series 2003A, 5.000%, 6/01/23 – FGIC Insured	6/13 at 100.00	A+	4,157,526

	Ohio Higher Education Facilities Commission, General Revenue Bonds, Case Western Reserve University, Series 2004A:
2,310	5.000%, 12/01/16 – AMBAC Insured	12/13 at 100.00	AA–	2,503,255
2,825	5.000%, 12/01/17 – AMBAC Insured	12/13 at 100.00	AA–	3,032,496
2,975	5.000%, 12/01/18 – AMBAC Insured	12/13 at 100.00	AA–	3,164,984

1,600	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,572,848

1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,870,593

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,093,192

	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,000	5.000%, 12/01/24	12/15 at 100.00	Baa2	932,180
1,000	5.000%, 12/01/29	12/15 at 100.00	Baa2	893,780

	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004:
1,315	5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	A	1,348,033
1,060	5.000%, 12/01/27 – AMBAC Insured	12/14 at 100.00	A	1,078,826

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001:
1,200	5.500%, 12/01/21	12/11 at 100.00	Baa2	1,201,728
2,075	5.000%, 12/01/26	12/11 at 100.00	Baa2	1,899,372

1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,835,406

	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004:
1,855	5.000%, 12/01/21 – NPFG Insured	6/14 at 100.00	Aa3	1,968,099
1,900	5.000%, 12/01/23 – NPFG Insured	6/14 at 100.00	Aa3	1,959,831

1,675	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	A+	1,724,496

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,325	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	A+	1,343,683
1,005	5.000%, 6/01/26 – AMBAC Insured	6/14 at 100.00	A+	1,013,342

1,025	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004E, 5.000%, 6/01/21 – AMBAC Insured	12/14 at 100.00	A+	1,055,422
34,780	Total Education and Civic Organizations			35,649,092
	Health Care – 14.6%

7,130	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/24	5/11 at 100.00	Baa1	7,057,417

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A:
1,220	5.250%, 11/15/31 – RAAI Insured	No Opt. Call	Baa1	1,136,381
150	5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	140,528

Nuveen Investments	47

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,065	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Series 2003, 5.250%, 11/15/25 – AGM Insured	11/13 at 100.00	Aa3	$1,089,687

5,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	BBB+	4,673,800

1,000	Cuyahoga County, Ohio, Hospital Revenue Refunding and Improvement Bonds, MetroHealth System, Series 1997, 5.625%, 2/15/17 – NPFG Insured	2/11 at 100.00	A	1,001,530

3,900	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 6.000%, 1/01/32	7/13 at 100.00	Aa2	4,104,282

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
2,250	5.000%, 11/01/34	11/19 at 100.00	Aa2	2,246,783
3,000	5.250%, 11/01/40	11/19 at 100.00	Aa2	3,038,220

3,180	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	3,145,783

2,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	2,011,120

1,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A, 5.250%, 10/01/33	No Opt. Call	AA–	1,002,090

	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999:
6,490	5.375%, 11/15/29 – AMBAC Insured	5/11 at 100.50	N/R	6,505,122
480	5.375%, 11/15/29 – AMBAC Insured	11/11 at 100.00	N/R	481,118
225	5.375%, 11/15/39 – AMBAC Insured	11/11 at 100.00	AA	225,088

305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D, 5.125%, 11/15/40	11/18 at 100.00	AA–	307,272

2,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A–	2,004,280

4,000	Middleburg Heights, Ohio, Hospital Improvement Revenue Refunding Bonds, Southwest General Hospital, Series 1995, 5.625%, 8/15/15 – AGM Insured	2/11 at 100.00	AA+	4,012,680

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	A	8,104,810

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	No Opt. Call	AA	2,303,369

	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A:
2,000	6.250%, 11/15/33	11/14 at 100.00	Aa3	2,092,440
1,125	6.250%, 11/15/39	11/14 at 100.00	Aa3	1,171,226

2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA+	2,468,071

1,150	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	1,208,363

1,000	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	1,045,050

5,625	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551, 19.585%, 1/01/33 (IF)	1/19 at 100.00	AA–	6,638,625

665	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System Obligated Group, Series 2000B, 6.375%, 11/15/22	11/12 at 100.00	A–	672,441

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
75	5.000%, 11/15/13	No Opt. Call	A–	79,883
2,700	5.250%, 11/15/36	11/16 at 100.00	A–	2,553,768

1,075	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	1,090,824
71,560	Total Health Care			73,612,051

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 3.2%

$970	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	5/11 at 101.00	N/R	$827,817

3,045	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Carriage House Apartments Project, Series 2002, 5.400%, 3/20/37	9/11 at 102.00	Aaa	3,086,625

2,610	Henry County, Ohio, GNMA Collateralized Healthcare Facility Revenue Bonds, Alpine Village Project, Series 1999, 6.375%, 2/20/41	2/11 at 101.00	Aaa	2,633,151

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aaa	1,847,742

2,360	Ohio Capital Corporation for Housing, FHA-Insured Section 8 Assisted Mortgage Loan Revenue Refunding Bonds, Series 1999D, 5.950%, 2/01/23	2/11 at 100.00	Aa2	2,365,570

2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AAA	2,079,148

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	2,989,770
15,965	Total Housing/Multifamily			15,829,823
	Housing/Single Family – 0.3%

1,430	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	1,408,107
	Industrials – 2.1%

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/12 at 102.00	BBB–	482,105

315	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB–	281,890

1,645	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	5/11 at 100.00	BBB–	1,572,916

75	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 1997A, 5.800%, 5/15/27 (Alternative Minimum Tax)	No Opt. Call	BBB–	67,466

490	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 2002A, 5.600%, 11/15/15	5/12 at 102.00	BBB–	485,046

2,000	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	BBB	2,026,300

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA–	1,599,176
1,645	5.000%, 12/01/24	12/19 at 100.00	AA–	1,758,966

	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-4:
320	5.000%, 6/01/15 (Alternative Minimum Tax)	6/12 at 102.00	AA–	333,562
675	5.450%, 6/01/22 (Alternative Minimum Tax)	6/12 at 102.00	AA–	690,694

1,020	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22 (Alternative Minimum Tax)	No Opt. Call	AA–	1,060,637
10,140	Total Industrials			10,358,758
	Long-Term Care – 1.9%

3,120	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Heinzerling Foundation, Series 1995, 6.200%, 11/01/20	5/11 at 100.00	Aa1	3,126,209

1,005	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	998,759

Nuveen Investments	49

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

$2,000	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Presbyterian Retirement Services, Series 2002A, 5.125%, 7/01/22 – RAAI Insured	7/12 at 100.00	BBB	$1,966,500

2,580	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,509,850

915	Napoleon, Ohio, FHA-Insured Healthcare Facilities Mortgage Revenue Refunding Bonds, Lutheran Orphans and Old Folks Home Society, Series 1994, 6.875%, 8/01/23	1/11 at 100.00	Aa2	917,086
9,620	Total Long-Term Care			9,518,404
	Materials – 1.3%

3,500	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40 (WI/DD, Settling 12/01/10)	12/20 at 100.00	BB	3,552,045

1,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004A, 4.800%, 3/01/22	3/14 at 101.00	A	1,010,270

2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	2,140,320
6,500	Total Materials			6,702,635
	Tax Obligation/General – 21.5%

	Adams County Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995:
5,185	7.000%, 12/01/15 – NPFG Insured	No Opt. Call	A	5,820,318
9,500	5.250%, 12/01/21 – NPFG Insured	12/10 at 100.00	A	9,504,464

600	Anthony Wayne Local School District, Lucas, Wood and Fulton Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa3	568,062

25	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	26,126

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa1	1,019,070

1,435	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – NPFG Insured	No Opt. Call	A	1,603,067

1,000	Butler County, Hamilton, Ohio, Limited Tax General Obligation Bonds, One Renaissance Center Acquisition, Series 2001, 5.375%, 11/01/17 – AMBAC Insured	11/11 at 101.00	Aa3	1,052,160

2,515	Canton City School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/19 – NPFG Insured	6/15 at 100.00	A	2,698,972

2,295	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 – AMBAC Insured	6/14 at 100.00	AAA	2,552,315

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – AGM Insured	6/18 at 100.00	Aa2	1,050,040

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	414,950

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2009B, 5.000%, 12/01/29	12/19 at 100.00	AA	1,046,100

2,675	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22	12/14 at 100.00	AA+	2,870,462

1,345	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	Aa1	1,564,114

630	Cuyahoga County, Ohio, Limited Tax General Obligation Various Purpose Refunding Bonds, Series 1993B, 5.250%, 10/01/13	No Opt. Call	AA+	654,494

1,245	Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 – NPFG Insured	6/14 at 100.00	Aa2	1,364,545

1,170	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/15 – AMBAC Insured	6/14 at 100.00	Aa2	1,306,013

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

	Delaware City School District, Delaware County, Ohio, Unlimited Tax General Obligation School Facilities Construction and Improvement Bonds, Series 1995:
$1,000	0.000%, 12/01/10 – FGIC Insured	No Opt. Call	A	$999,980
1,000	0.000%, 12/01/11 – FGIC Insured	No Opt. Call	BBB	989,550

1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 – NPFG Insured	12/15 at 100.00	Aa2	1,034,390

1,005	Findlay, Ohio, General Obligation Bonds, Series 2004, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	AA	1,128,967

3,160	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/28	12/17 at 100.00	AAA	3,384,202

115	Geauga County, Ohio, Limited Tax General Obligation, Sewer District Improvement Bonds, Bainbridge Water Project, Series 1995, 6.850%, 12/01/10	No Opt. Call	Aa1	115,021

3,810	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Capital Improvement Refunding Series 2004, 5.000%, 12/01/17 – NPFG Insured	12/14 at 100.00	Aa2	4,179,799

1,000	Hilliard, Ohio, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 12/01/29	12/19 at 100.00	Aa1	1,048,370

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 – CIFG Insured	6/17 at 100.00	A+	2,523,475

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34	No Opt. Call	Aa2	1,798,178
1,100	5.125%, 12/01/36	No Opt. Call	Aa2	1,133,627

1,270	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/23 – NPFG Insured	6/13 at 100.00	Aa2	1,356,195

1,400	Kent City School District, Portage County, Ohio, General Obligation Library Improvement Bonds, Series 2004, 5.000%, 12/01/20 – FGIC Insured	12/14 at 100.00	AA	1,514,926

1,500	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA+	1,639,995

360	Kettering, Ohio, Limited Tax General Obligation Bonds, Series 1991, 6.650%, 12/01/12	12/10 at 100.00	Aa2	361,836

	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Series 2005:
1,000	5.000%, 12/01/22 – NPFG Insured	6/15 at 100.00	Aaa	1,073,190
1,480	5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Aaa	1,578,790

555	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	676,861

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	1,774,749

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/12 at 100.00	A3	1,078,710

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	2,403,657

1,855	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA+	1,942,371

1,000	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	1,043,670

1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,012,050

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	1,491,764

530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	Aa3	555,281

Nuveen Investments	51

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005:
$3,740	5.000%, 12/01/23 – AGM Insured	12/15 at 100.00	AA+	$3,939,080
1,000	5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA+	1,036,670

730	Ohio, General Obligation Bonds, Common Schools, Series 2004B, 5.000%, 3/15/21	3/14 at 100.00	AA+	769,749

1,845	Ohio, General Obligation Bonds, Infrastructure Improvement Series 2005A, 5.000%, 9/01/16	3/15 at 100.00	AA+	2,087,322

6,055	Ohio, General Obligation Bonds, Infrastructure Improvements, Series 2003F, 5.000%, 2/01/22	2/13 at 100.00	AA+	6,266,077

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 – SYNCORA GTY Insured	6/17 at 100.00	A	1,008,280

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	No Opt. Call	Aa2	1,541,295

500	Pickerington Local School District, Fairfield County, Ohio, General Obligation Bonds, Series 1993, 0.000%, 12/01/11 – AMBAC Insured	No Opt. Call	Aa2	492,515

3,315	South Point Local School District, Lawrence County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA+	3,493,778

30	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	2/11 at 100.00	Aaa	30,124

2,315	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	Aa1	2,768,022

1,300	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	AA+	1,334,164

3,755	Toledo City School District, Lucas County, Ohio, General Obligation Bonds, Series 2003B, 5.000%, 12/01/22 – FGIC Insured	12/13 at 100.00	Aa2	3,910,870

1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvment Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	1,020,720

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA+	512,310

	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003:
1,365	5.250%, 12/01/19 – NPFG Insured	12/13 at 100.00	Aaa	1,507,110
1,515	5.250%, 12/01/21 – NPFG Insured	12/13 at 100.00	Aaa	1,672,727

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – AGM Insured	12/18 at 100.00	AA+	2,105,720
102,845	Total Tax Obligation/General			108,451,409
	Tax Obligation/Limited – 14.0%

5,690	Akron, Ohio, Income Tax Revenue Bonds, Community Learning Centers, Series 2004A, 5.000%, 12/01/33 – FGIC Insured	12/13 at 100.00	AA+	5,715,150

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
950	5.000%, 12/01/25	12/16 at 102.00	N/R	850,041
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	957,385
650	5.000%, 12/01/35	12/16 at 102.00	N/R	500,669

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	11/13 at 102.00	AA	1,137,994

1,850	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	11/14 at 100.00	N/R	1,886,519

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA+	1,451,310
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA+	1,680,071

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 – AMBAC Insured	6/14 at 100.00	BBB+	$1,400,120

1,700	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,688,253

5,615	Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Convention Facilities Authority, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	Aaa	5,910,237

	Franklin County, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Convention Facilities Authority, Series 2007:
2,215	5.000%, 12/01/26	12/17 at 100.00	Aaa	2,358,155
2,000	5.000%, 12/01/27	12/17 at 100.00	Aaa	2,116,720

1,210	Groveport, Ohio, Special Obligation Income Tax Receipts Bonds, Series 2002, 5.000%, 12/01/22 – NPFG Insured	12/12 at 100.00	A1	1,224,859

	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
2,300	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	A+	2,430,203
2,535	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	A+	2,623,117

10,050	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	9,931,108

3,300	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	1,264,494

2,635	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B, 5.000%, 9/01/31	9/19 at 100.00	Aa2	2,667,411

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32	12/19 at 100.00	A+	2,017,902

1,485	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/16 – AMBAC Insured	4/12 at 100.00	A1	1,531,659

385	Ohio Department of Transportation, Certificates of Participation, Panhandle Rail Line, Series 1992A, 6.500%, 4/15/12 – AGM Insured	4/11 at 100.00	AA+	386,763

1,900	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA+	1,987,400

3,135	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AA+	3,302,503

1,490	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B-II, 5.000%, 6/01/16	6/13 at 100.00	AA	1,615,220

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/15	12/13 at 100.00	AA	1,100,500

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II, 5.250%, 2/01/19 – AGM Insured	2/15 at 100.00	AA+	1,104,450

11,900	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	2,666,671

18,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Aa2	2,130,300

24,150	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	5,044,211
115,900	Total Tax Obligation/Limited			70,681,395
	Transportation – 2.4%

1,025	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/27 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–	969,865

10,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA	11,183,999
11,025	Total Transportation			12,153,864

Nuveen Investments	53

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed – 13.4% (4)

	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B:
$3,420	5.000%, 12/01/26 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1	(4)	$3,924,826
3,590	5.000%, 12/01/27 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1	(4)	4,119,920

1,255	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2001, 5.375%, 12/01/17 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA	(4)	1,319,005

1,235	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A–	(4)	1,423,943

3,385	Lakota Local School District, Butler County, Ohio, Unlimited Tax General Obligation School Improvement and Refunding Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 100.00	Aaa		3,467,323

355	Lorain, Ohio, Hospital Revenue Refunding Bonds, Lakeland Community Hospital Inc., Series 1992, 6.500%, 11/15/12 (ETM)	2/11 at 100.00	A1	(4)	373,094

5,610	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (ETM)	9/11 at 100.00	Aa2	(4)	5,785,425

2,390	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (Pre-refunded 9/01/11)	9/11 at 100.00	Aa2	(4)	2,480,151

3,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 2002B, 5.500%, 10/01/22 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R	(4)	3,262,500

	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1985B:
6,460	0.000%, 1/15/15 (Pre-refunded 1/15/11) – FGIC Insured	1/11 at 67.04	AAA		4,328,458
5,700	0.000%, 1/15/15 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 70.48	AAA		4,004,706

1,050	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2002A, 5.000%, 4/01/22 (Pre-refunded 4/01/12) – AGM Insured	4/12 at 100.00	AA+	(4)	1,112,622

4,140	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa		4,637,255

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA		626,296

1,150	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA		1,312,990

2,855	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		3,319,623

1,000	Ohio, Common Schools Capital Facilities, General Obligation Bonds, Series 2001B, 5.000%, 9/15/21 (Pre-refunded 9/15/11)	9/11 at 100.00	AA+	(4)	1,037,190

8,140	Ohio, General Obligation Higher Education Capital Facilities Bonds, Series 2001A, 5.000%, 2/01/20 (Pre-refunded 2/01/11)	2/11 at 100.00	AA+	(4)	8,205,201

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
400	5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(4)	457,584
3,055	5.250%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(4)	3,494,798

1,495	Otsego Local School District, Wood, Henry and Lucas Counties, Ohio, General Obligation Bonds, Series 2004, 5.375%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3	(4)	1,748,193

1,545	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 (ETM)	No Opt. Call	AAA		1,256,023

1,185	Sugarcreek Local School District, Athens County, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/24 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	A1	(4)	1,335,187

1,200	Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds, Union Hospital Project, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11) – RAAI Insured	10/11 at 101.00	N/R	(4)	1,255,956

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (4) (continued)

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2001A:
$1,500	5.750%, 6/01/18 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 101.00	A+	(4)	$1,556,160
1,520	5.750%, 6/01/19 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 101.00	A+	(4)	1,576,909
67,165	Total U.S. Guaranteed				67,421,338
	Utilities – 5.4%

5,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1		5,044,350

1,535	Cleveland Public Power System, Ohio, First Mortgage Improvement Revenue Bonds, Series 1994A, 0.000%, 11/15/13 – NPFG Insured	No Opt. Call	BBB		1,437,742

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–		1,225,053
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	A		2,013,560
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A–		1,510,725

	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004:
1,000	5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1		1,048,820
5,450	5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1		5,679,118
1,465	5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1		1,513,521
3,295	5.000%, 2/15/23 – AMBAC Insured	2/14 at 100.00	A1		3,392,104

4,460	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	12/10 at 101.00	Baa3		4,476,993
36,445	Total Utilities				27,341,986
	Water and Sewer – 6.3%

1,390	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	Aa3		1,391,293

1,730	Butler County, Ohio, Sewerage System Revenue Bonds, Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3		1,953,603

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AAA		4,533,642

865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1		868,036

10,325	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1		11,896,051

1,950	Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System Improvements, Series 2004, 5.875%, 12/01/25	6/14 at 100.00	N/R		1,855,991

1,260	Lancaster, Ohio, Wastewater System Improvement Revenue Bonds, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	N/R		1,266,124

4,590	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	A–		4,206,643

105	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15	6/14 at 100.00	AAA		117,475

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1		1,519,732
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1		1,582,705

645	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AAA		689,860
30,095	Total Water and Sewer				31,881,155
$545,295	Total Investments (cost $481,863,112) – 98.5%				496,359,849
	Other Assets Less Liabilities – 1.5%				7,547,337
	Net Assets – 100%				$503,907,186

Nuveen Investments	55

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2010

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

56	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Wisconsin Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 7.3%

$500	Delafield Community Development Authority, Wisconsin, Redevelopment Revenue Bonds, Saint John’s Northwestern Milirary Academy, Series 2009, 4.700%, 6/01/34	6/19 at 100.00	Aaa	$510,935

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
1,000	5.000%, 10/01/22	10/19 at 100.00	AAA	1,119,410
1,000	5.000%, 10/01/23	10/19 at 100.00	AAA	1,107,900
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,043,850

370	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/29	2/11 at 100.00	BBB–	355,259

200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/21	9/11 at 100.00	BBB	200,392

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	241,255
4,320	Total Education and Civic Organizations			4,579,001
	Health Care – 8.2%

2,485	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	2,487,137

65	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, FHA-Insured Mortgage Hospital Revenue Bonds, Doctor Pila Hospital, Series 1995A, 5.875%, 8/01/12	2/11 at 100.00	AA+	65,218

500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/24 – NPFG Insured	1/11 at 100.00	A	500,450

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32	2/14 at 100.00	A+	1,036,430

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	A1	1,015,630
5,050	Total Health Care			5,104,865
	Housing/Multifamily – 5.2%

570	Lake Delton Community Development Agency, Wisconsin, GNMA Collateralized Multifamily Housing Revenue Bonds, Woodland Park Project, Series 2001, 5.300%, 2/20/31 (Alternative Minimum Tax)	1/12 at 102.00	N/R	532,289

1,000	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	AA–	1,013,760

500	Sheboygan Housing Authority, Wisconsin, GNMA Multifamily Revenue Refunding Bonds, Lake Shore Apartments, Series 1998A, 5.100%, 11/20/26	5/11 at 100.00	AAA	500,265

300	Walworth County Housing Authority, Wisconsin, FHA-Insured Housing Revenue Bonds, Kiwanis Heritage Inc. Senior Apartments, Series 1997, 5.550%, 9/01/22	3/11 at 100.00	N/R	295,473

965	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	924,750
3,335	Total Housing/Multifamily			3,266,537
	Housing/Single Family – 4.0%

30	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	3/11 at 100.00	N/R	30,054

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:
1,250	4.900%, 11/01/35	5/15 at 100.00	AA	1,242,825
1,300	4.900%, 11/01/35 – AMBAC Insured	5/15 at 100.00	AA	1,256,385
2,580	Total Housing/Single Family			2,529,264

Nuveen Investments	57

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 0.8%

$530	Milwaukee Redevelopment Authority, Wisconsin, Schlitz Park Mortgage Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/17 (Alternative Minimum Tax)	1/11 at 100.00	N/R	$518,732
	Tax Obligation/General – 0.2%

95	Guam, General Obligation Bonds, Series 1993A, 5.400%, 11/15/18	5/11 at 100.00	B+	92,821
	Tax Obligation/Limited – 57.1%

1,500	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Arena Project, Series 2002, 5.150%, 6/01/29	6/12 at 100.00	Aa1	1,527,045

2,000	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Bayshore Public Parking Project, Series 2004A, 5.000%, 10/01/24	10/14 at 100.00	A1	2,068,200

100	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 6, Series 2001, 5.000%, 10/01/19	10/11 at 100.00	A1	101,372

350	Green Bay Brown County Professional Football Stadium District, Wisconsin, Sales Tax Revenue Bonds, Lambeau Field Renovation Project, Series 2001A, 5.000%, 2/01/19 – AMBAC Insured	2/11 at 100.00	AA	352,009

960	Madison Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Monona Terrace, Series 2002, 4.375%, 3/01/20	3/12 at 100.00	Aa2	974,294

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A3	644,713

2,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2002A, 4.875%, 8/01/21 – AMBAC Insured	8/12 at 100.00	Aa3	2,037,060

1,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	Aa3	1,008,240

275	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2005A, 4.600%, 8/01/22	8/15 at 100.00	Aa3	283,726

	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Summerfest Project, Series 2001:
400	4.850%, 8/01/17	8/11 at 100.00	A	405,992
1,000	4.950%, 8/01/20	8/11 at 100.00	A	1,009,580

1,500	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.000%, 12/01/26	12/14 at 100.00	Aa3	1,545,735

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
500	4.625%, 12/01/28	12/18 at 100.00	Aa3	523,315
1,000	4.750%, 12/01/32	12/18 at 100.00	Aa3	1,033,620

1,000	Onalaska Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Series 2003, 4.875%, 10/01/27	10/13 at 100.00	A1	974,710

1,200	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004-I, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A3	1,203,456

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
1,500	5.500%, 7/01/25 – AGC Insured	No Opt. Call	AA+	1,618,995
2,000	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A	1,989,420

1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	A3	1,035,270

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
400	4.150%, 3/01/20	3/17 at 100.00	A1	413,264
300	4.350%, 3/01/22	3/17 at 100.00	A1	303,372
280	4.500%, 3/01/24	3/17 at 100.00	A1	282,520
520	4.600%, 3/01/27	3/17 at 100.00	A1	518,788

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
$850	5.500%, 12/15/18 – NPFG Insured	No Opt. Call	AA–		$1,022,355
400	5.500%, 12/15/19 – NPFG Insured	No Opt. Call	AA–		478,356
2,195	5.500%, 12/15/20 – NPFG Insured	No Opt. Call	AA–		2,598,682
500	5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–		550,650

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R		1,256,856

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25	8/16 at 100.00	A1		1,310,481

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	10/14 at 100.00	A1		1,056,920

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	A1		1,030,740

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
2,900	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA+		3,256,730
500	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA+		553,750

2,000	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA+		786,580
35,330	Total Tax Obligation/Limited				35,756,796
	U.S. Guaranteed – 4.1% (4)

	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A:
1,300	5.125%, 8/01/21 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3	(4)	1,447,537
1,000	5.125%, 8/01/22 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3	(4)	1,113,490
2,300	Total U.S. Guaranteed				2,561,027
	Utilities – 7.9%

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A		1,079,430

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	A		2,050,640

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – FGIC Insured	No Opt. Call	A		1,070,320

780	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3		771,872
4,780	Total Utilities				4,972,262
$58,320	Total Investments (cost $58,541,561) – 94.8%				59,381,305
	Other Assets Less Liabilities – 5.2%				3,279,056
	Net Assets – 100%				$62,660,361

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Assets and Liabilities (Unaudited)

November 30, 2010

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Investments, at value (cost $171,059,797, $420,219,706, $194,352,754, $234,201,154, $481,863,112 and $58,541,561, respectively)	$175,318,182	$433,082,312	$201,647,563	$237,990,865	$496,359,849	$59,381,305
Cash	1,626,969	1,447,317	1,059,812	996,953	—	2,155,711
Receivables:
Interest	2,459,959	5,519,079	1,850,180	3,223,594	9,309,753	976,142
Investments sold	951,113	—	10,000	909,225	4,427,650	—
Shares sold	525,602	381,163	681,941	570,469	850,176	356,400
Other assets	213	53,647	29,244	18,956	65,814	80
Total assets	180,882,038	440,483,518	205,278,740	243,710,062	511,013,242	62,869,638
Liabilities
Cash overdraft	—	—	—	—	1,360,680	—
Floating rate obligations	—	—	—	2,225,000	—	—
Payables:
Dividends	209,110	527,924	317,243	309,142	746,637	61,385
Investments purchased	—	—	—	—	3,730,009	—
Shares redeemed	560,906	644,263	426,345	1,780,474	749,427	72,426
Accrued expenses:
Management fees	79,190	188,784	88,943	105,410	215,377	27,735
12b-1 distribution and service fees	45,373	100,829	45,079	51,500	96,387	15,248
Other	50,940	157,132	95,886	82,388	207,539	32,483
Total liabilities	945,519	1,618,932	973,496	4,553,914	7,106,056	209,277
Net assets	$179,936,519	$438,864,586	$204,305,244	$239,156,148	$503,907,186	$62,660,361
Class A Shares
Net assets	$123,209,227	$367,709,301	$152,891,401	$196,484,647	$320,966,132	$48,682,076
Shares outstanding	11,890,987	34,187,795	13,795,070	18,343,789	29,092,499	4,733,904
Net asset value per share	$10.36	$10.76	$11.08	$10.71	$11.03	$10.28
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.81	$11.23	$11.57	$11.18	$11.51	$10.73
Class B Shares
Net assets	$1,513,259	$3,955,252	$1,279,914	$1,468,195	$3,876,298	$1,175,108
Shares outstanding	147,364	367,522	115,312	136,960	352,053	114,043
Net asset value and offering price per share	$10.27	$10.76	$11.10	$10.72	$11.01	$10.30
Class C Shares
Net assets	$37,837,941	$58,826,632	$30,474,650	$27,832,632	$64,550,783	$9,928,878
Shares outstanding	3,654,268	5,465,701	2,751,451	2,602,850	5,870,493	964,224
Net asset value and offering price per share	$10.35	$10.76	$11.08	$10.69	$11.00	$10.30
Class I Shares
Net assets	$17,376,092	$8,373,401	$19,659,279	$13,370,674	$114,513,973	$2,874,299
Shares outstanding	1,669,700	778,103	1,775,018	1,248,690	10,405,287	278,798
Net asset value and offering price per share	$10.41	$10.76	$11.08	$10.71	$11.01	$10.31
Net Assets Consist of:
Capital paid-in	$176,459,579	$430,792,247	$200,318,151	$236,453,205	$491,285,470	$61,907,273
Undistributed (Over-distribution of) net investment income	227,571	(232,362)	(80,922)	621,190	1,664,789	(45,897)
Accumulated net realized gain (loss)	(1,009,016)	(4,557,905)	(3,226,794)	(1,707,958)	(3,539,810)	(40,759)
Net unrealized appreciation (depreciation)	4,258,385	12,862,606	7,294,809	3,789,711	14,496,737	839,744
Net assets	$179,936,519	$438,864,586	$204,305,244	$239,156,148	$503,907,186	$62,660,361
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended November 30, 2010

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$4,244,085	$11,095,223	$5,170,417	$6,206,902	$13,110,601	$1,416,961
Expenses
Management fees	474,157	1,170,591	553,834	640,544	1,338,141	170,249
12b-1 service fees – Class A	125,610	379,034	156,592	201,116	330,186	50,036
12b-1 distribution and service fees – Class B	8,648	21,792	6,733	8,925	21,825	6,345
12b-1 distribution and service fees – Class C	137,905	219,739	116,387	106,114	244,457	36,526
Shareholders’ servicing agent fees and expenses	32,002	77,260	50,503	42,857	116,454	13,922
Interest expense on floating rate obligations	—	—	—	5,119	—	—
Custodian’s fees and expenses	17,415	39,163	21,124	24,337	46,904	8,981
Trustees’ fees and expenses	1,928	4,862	2,250	2,618	5,567	688
Professional fees	9,473	13,853	10,180	10,584	14,957	7,871
Shareholders’ reports – printing and mailing expenses	11,869	26,834	14,636	15,331	35,027	5,935
Federal and state registration fees	1,109	246	3,584	2,412	1,923	3,084
Other expenses	2,085	5,659	2,917	3,170	6,884	914
Total expenses before custodian fee credit	822,201	1,959,033	938,740	1,063,127	2,162,325	304,551
Custodian fee credit	(4,645)	(1,875)	(756)	(2,290)	(730)	(1,009)
Net expenses	817,556	1,957,158	937,984	1,060,837	2,161,595	303,542
Net investment income	3,426,529	9,138,065	4,232,433	5,146,065	10,949,006	1,113,419
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	26,939	953,679	419,604	18,569	(2,417,778)	11,770
Change in net unrealized appreciation (depreciation) of investments	(2,261,844)	(5,077,544)	(2,386,478)	(2,758,104)	(4,867,498)	(703,328)
Net realized and unrealized gain (loss)	(2,234,905)	(4,123,865)	(1,966,874)	(2,739,535)	(7,285,276)	(691,558)
Net increase (decrease) in net assets from operations	$1,191,624	$5,014,200	$2,265,559	$2,406,530	$3,663,730	$421,861

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Changes in Net Assets (Unaudited)

	Kansas		Kentucky
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Operations
Net investment income	$3,426,529	$6,465,176	$9,138,065	$17,392,301
Net realized gain (loss) from investments	26,939	(160,687)	953,679	325,917
Change in net unrealized appreciation (depreciation) of investments	(2,261,844)	6,712,183	(5,077,544)	17,907,653
Net increase (decrease) in net assets from operations	1,191,624	13,016,672	5,014,200	35,625,871
Distributions to Shareholders
From net investment income:
Class A	(2,518,293)	(4,821,290)	(7,571,134)	(14,960,317)
Class B	(30,198)	(87,681)	(75,389)	(203,289)
Class C	(643,450)	(1,073,180)	(1,007,800)	(1,841,966)
Class I	(310,407)	(288,438)	(191,528)	(258,143)
From accumulated net realized gains:
Class A	—	—	—	(13,520)
Class B	—	—	—	(230)
Class C	—	—	—	(1,956)
Class I	—	—	—	(268)
Decrease in net assets from distributions to shareholders	(3,502,348)	(6,270,589)	(8,845,851)	(17,279,689)
Fund Share Transactions
Proceeds from sale of shares	29,495,916	34,865,833	22,942,505	56,805,397
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,278,577	3,910,291	5,620,189	10,899,805
	31,774,493	38,776,124	28,562,694	67,705,202
Cost of shares redeemed	(13,686,036)	(25,521,698)	(30,574,232)	(46,304,534)
Net increase (decrease) in net assets from Fund share transactions	18,088,457	13,254,426	(2,011,538)	21,400,668
Net increase (decrease) in net assets	15,777,733	20,000,509	(5,843,189)	39,746,850
Net assets at the beginning of period	164,158,786	144,158,277	444,707,775	404,960,925
Net assets at the end of period	$179,936,519	$164,158,786	$438,864,586	$444,707,775
Undistributed (Over-distribution of) net investment income at the end of period	$227,571	$303,390	$(232,362)	$(524,576)

See accompanying notes to financial statements.

62	Nuveen Investments

	Michigan		Missouri
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Operations
Net investment income	$4,232,433	$8,605,797	$5,146,065	$10,175,321
Net realized gain (loss) from investments	419,604	(1,088,365)	18,569	164,646
Change in net unrealized appreciation (depreciation) of investments	(2,386,478)	7,839,801	(2,758,104)	14,260,142
Net increase (decrease) in net assets from operations	2,265,559	15,357,233	2,406,530	24,600,109
Distributions to Shareholders
From net investment income:
Class A	(3,185,986)	(6,578,417)	(4,293,987)	(8,462,326)
Class B	(23,906)	(73,876)	(33,485)	(105,103)
Class C	(549,113)	(1,133,807)	(529,609)	(976,066)
Class I	(441,794)	(834,182)	(261,728)	(373,096)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,200,799)	(8,620,282)	(5,118,809)	(9,916,591)
Fund Share Transactions
Proceeds from sale of shares	10,203,668	26,755,273	21,705,822	32,749,440
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,222,480	4,438,205	3,299,967	6,273,344
	12,426,148	31,193,478	25,005,789	39,022,784
Cost of shares redeemed	(17,593,661)	(31,597,977)	(18,741,304)	(33,847,515)
Net increase (decrease) in net assets from Fund share transactions	(5,167,513)	(404,499)	6,264,485	5,175,269
Net increase (decrease) in net assets	(7,102,753)	6,332,452	3,552,206	19,858,787
Net assets at the beginning of period	211,407,997	205,075,545	235,603,942	215,745,155
Net assets at the end of period	$204,305,244	$211,407,997	$239,156,148	$235,603,942
Undistributed (Over-distribution of) net investment income at the end of period	$(80,922)	$(112,556)	$621,190	$593,934

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Changes in Net Assets (Unaudited) (continued)

	Ohio		Wisconsin
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Operations
Net investment income	$10,949,006	$21,885,258	$1,113,419	$2,192,416
Net realized gain (loss) from investments	(2,417,778)	594,431	11,770	16,505
Change in net unrealized appreciation (depreciation) of investments	(4,867,498)	17,295,527	(703,328)	2,551,862
Net increase (decrease) in net assets from operations	3,663,730	39,775,216	421,861	4,760,783
Distributions to Shareholders
From net investment income:
Class A	(6,672,716)	(13,615,693)	(912,858)	(1,814,117)
Class B	(76,037)	(210,115)	(19,708)	(43,105)
Class C	(1,146,787)	(2,101,098)	(152,301)	(266,604)
Class I	(2,509,713)	(4,965,498)	(52,845)	(84,078)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(10,405,253)	(20,892,404)	(1,137,712)	(2,207,904)
Fund Share Transactions
Proceeds from sale of shares	22,767,758	57,755,283	5,066,311	10,855,276
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,908,307	11,732,543	775,635	1,501,435
	28,676,065	69,487,826	5,841,946	12,356,711
Cost of shares redeemed	(31,814,712)	(65,872,407)	(6,052,423)	(8,334,065)
Net increase (decrease) in net assets from Fund share transactions	(3,138,647)	3,615,419	(210,477)	4,022,646
Net increase (decrease) in net assets	(9,880,170)	22,498,231	(926,328)	6,575,525
Net assets at the beginning of period	513,787,356	491,289,125	63,586,689	57,011,164
Net assets at the end of period	$503,907,186	$513,787,356	$62,660,361	$63,586,689
Undistributed (Over-distribution of) net investment income at the end of period	$1,664,789	$1,121,036	$(45,897)	$(21,604)

See accompanying notes to financial statements.

64	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	65

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KANSAS
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (1/92)
2011(f)	$10.48	$.21	$(.12)	$.09	$(.21)	$—	$(.21)	$10.36	.86%
2010	10.03	.44	.44	.88	(.43)	—	(.43)	10.48	8.67
2009	10.23	.43	(.20)	.23	(.43)	—	(.43)	10.03	2.62
2008	10.40	.43	(.16)	.27	(.42)	(.02)	(.44)	10.23	2.70
2007	10.38	.42	.01	.43	(.41)	—	(.41)	10.40	4.22
2006	10.66	.42	(.29)	.13	(.41)	—	(.41)	10.38	1.28
Class B (2/97)
2011(f)	10.39	.17	(.12)	.05	(.17)	—	(.17)	10.27	.50
2010	9.94	.36	.44	.80	(.35)	—	(.35)	10.39	7.92
2009	10.14	.35	(.20)	.15	(.35)	—	(.35)	9.94	1.82
2008	10.31	.35	(.16)	.19	(.34)	(.02)	(.36)	10.14	1.95
2007	10.30	.34	.01	.35	(.34)	—	(.34)	10.31	3.38
2006	10.58	.34	(.28)	.06	(.34)	—	(.34)	10.30	.54
Class C (2/97)
2011(f)	10.48	.18	(.12)	.06	(.19)	—	(.19)	10.35	.51
2010	10.03	.38	.44	.82	(.37)	—	(.37)	10.48	8.10
2009	10.23	.38	(.21)	.17	(.37)	—	(.37)	10.03	2.05
2008	10.40	.37	(.15)	.22	(.37)	(.02)	(.39)	10.23	2.17
2007	10.38	.37	.01	.38	(.36)	—	(.36)	10.40	3.69
2006	10.67	.37	(.30)	.07	(.36)	—	(.36)	10.38	.67
Class I (2/97)(e)
2011(f)	10.53	.22	(.11)	.11	(.23)	—	(.23)	10.41	.97
2010	10.07	.46	.45	.91	(.45)	—	(.45)	10.53	8.96
2009	10.27	.45	(.20)	.25	(.45)	—	(.45)	10.07	2.82
2008	10.45	.45	(.16)	.29	(.45)	(.02)	(.47)	10.27	2.83
2007	10.42	.45	.02	.47	(.44)	—	(.44)	10.45	4.54
2006	10.71	.45	(.30)	.15	(.44)	—	(.44)	10.42	1.41

66	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$123,209	.81	%*	.81	%*	3.93	%*	4%
120,162	.84		.84		4.27		18
110,130	.85		.85		4.38		13
94,259	.87		.87		4.12		16
97,477	.85		.85		4.03		22
100,128	.86		.86		4.02		18

1,513	1.56	*	1.56	*	3.20	*	4
2,089	1.59		1.59		3.53		18
3,389	1.60		1.60		3.62		13
4,721	1.62		1.62		3.37		16
5,840	1.61		1.61		3.28		22
7,379	1.61		1.61		3.26		18

37,838	1.36	*	1.36	*	3.38	*	4
33,948	1.39		1.39		3.71		18
25,570	1.40		1.40		3.83		13
21,090	1.42		1.42		3.57		16
21,767	1.40		1.40		3.48		22
22,736	1.41		1.41		3.47		18

17,376	.61	*	.61	*	4.06	*	4
7,960	.64		.64		4.47		18
5,069	.65		.65		4.58		13
4,293	.67		.67		4.31		16
3,264	.65		.65		4.23		22
1,560	.66		.66		4.22		18
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KENTUCKY
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/87)
2011(f)	$10.85	$.23	$(.10)	$.13	$(.22)	$—	$(.22)	$10.76	1.17%
2010	10.39	.44	.46	.90	(.44)	— *	(.44)	10.85	8.81
2009	10.78	.44	(.32)	.12	(.44)	(.07)	(.51)	10.39	1.33
2008	10.96	.44	(.16)	.28	(.44)	(.02)	(.46)	10.78	2.63
2007	10.96	.44	.03	.47	(.45)	(.02)	(.47)	10.96	4.35
2006	11.30	.46	(.30)	.16	(.46)	(.04)	(.50)	10.96	1.38
Class B (2/97)
2011(f)	10.85	.19	(.10)	.09	(.18)	—	(.18)	10.76	.81
2010	10.40	.36	.45	.81	(.36)	— *	(.36)	10.85	7.91
2009	10.79	.36	(.32)	.04	(.36)	(.07)	(.43)	10.40	.56
2008	10.97	.36	(.17)	.19	(.35)	(.02)	(.37)	10.79	1.85
2007	10.97	.36	.03	.39	(.37)	(.02)	(.39)	10.97	3.56
2006	11.31	.37	(.30)	.07	(.37)	(.04)	(.41)	10.97	.62
Class C (10/93)
2011(f)	10.85	.20	(.10)	.10	(.19)	—	(.19)	10.76	.90
2010	10.39	.38	.46	.84	(.38)	— *	(.38)	10.85	8.20
2009	10.79	.38	(.33)	.05	(.38)	(.07)	(.45)	10.39	.64
2008	10.96	.38	(.15)	.23	(.38)	(.02)	(.40)	10.79	2.15
2007	10.96	.38	.02	.40	(.38)	(.02)	(.40)	10.96	3.73
2006	11.29	.39	(.29)	.10	(.39)	(.04)	(.43)	10.96	.88
Class I (2/97)(e)
2011(f)	10.85	.24	(.10)	.14	(.23)	—	(.23)	10.76	1.28
2010	10.39	.47	.45	.92	(.46)	— *	(.46)	10.85	9.00
2009	10.79	.46	(.33)	.13	(.46)	(.07)	(.53)	10.39	1.41
2008	10.96	.46	(.15)	.31	(.46)	(.02)	(.48)	10.79	2.90
2007	10.96	.47	.02	.49	(.47)	(.02)	(.49)	10.96	4.52
2006	11.29	.48	(.30)	.18	(.47)	(.04)	(.51)	10.96	1.64

68	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$367,709	.79	%**	.79	%**	4.12	%**	4%
376,621	.81		.81		4.15		9
346,849	.85		.82		4.28		19
362,734	.89		.83		4.04		8
392,262	.90		.82		4.00		9
398,636	.82		.82		4.09		13

3,955	1.54	**	1.54	**	3.38	**	4
5,119	1.56		1.56		3.40		9
7,289	1.60		1.57		3.52		19
9,685	1.64		1.58		3.29		8
13,466	1.65		1.57		3.26		9
18,388	1.57		1.57		3.34		13

58,827	1.34	**	1.34	**	3.57	**	4
55,515	1.36		1.36		3.59		9
47,428	1.40		1.37		3.73		19
46,588	1.44		1.38		3.49		8
46,650	1.45		1.37		3.45		9
45,919	1.37		1.37		3.54		13

8,373	.59	**	.59	**	4.31	**	4
7,453	.61		.61		4.35		9
3,394	.65		.62		4.48		19
2,891	.69		.63		4.24		8
3,069	.70		.62		4.20		9
2,451	.62		.62		4.29		13

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended November 30, 2010.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MICHIGAN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/85)
2011(f)	$11.19	$.23	$(.11)	$.12	$(.23)	$—	$(.23)	$11.08	1.05%
2010	10.83	.46	.36	.82	(.46)	—	(.46)	11.19	7.73
2009	11.15	.47	(.32)	.15	(.46)	(.01)	(.47)	10.83	1.59
2008	11.41	.47	(.23)	.24	(.47)	(.03)	(.50)	11.15	2.17
2007	11.45	.47	.07	.54	(.48)	(.10)	(.58)	11.41	4.70
2006	11.89	.49	(.32)	.17	(.48)	(.13)	(.61)	11.45	1.48
Class B (2/97)
2011(f)	11.21	.19	(.11)	.08	(.19)	—	(.19)	11.10	.70
2010	10.86	.38	.35	.73	(.38)	—	(.38)	11.21	6.86
2009	11.17	.40	(.32)	.08	(.38)	(.01)	(.39)	10.86	.94
2008	11.43	.38	(.22)	.16	(.39)	(.03)	(.42)	11.17	1.41
2007	11.48	.39	.05	.44	(.39)	(.10)	(.49)	11.43	3.85
2006	11.92	.40	(.32)	.08	(.39)	(.13)	(.52)	11.48	.71
Class C (6/93)
2011(f)	11.18	.20	(.10)	.10	(.20)	—	(.20)	11.08	.88
2010	10.83	.40	.35	.75	(.40)	—	(.40)	11.18	7.05
2009	11.15	.42	(.33)	.09	(.40)	(.01)	(.41)	10.83	1.04
2008	11.40	.41	(.23)	.18	(.40)	(.03)	(.43)	11.15	1.67
2007	11.44	.41	.06	.47	(.41)	(.10)	(.51)	11.40	4.11
2006	11.88	.42	(.32)	.10	(.41)	(.13)	(.54)	11.44	.91
Class I (2/97)(e)
2011(f)	11.18	.24	(.10)	.14	(.24)	—	(.24)	11.08	1.25
2010	10.83	.48	.36	.84	(.49)	—	(.49)	11.18	7.87
2009	11.15	.50	(.32)	.18	(.49)	(.01)	(.50)	10.83	1.82
2008	11.41	.49	(.23)	.26	(.49)	(.03)	(.52)	11.15	2.39
2007	11.45	.50	.06	.56	(.50)	(.10)	(.60)	11.41	4.92
2006	11.89	.51	(.32)	.19	(.50)	(.13)	(.63)	11.45	1.69

70	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$152,891	.83	%*	.83	%*	4.10	%*	2%
159,191	.85		.85		4.18		11
151,852	.86		.86		4.45		9
159,696	.86		.85		4.14		14
169,395	.91		.84		4.09		12
170,278	.86		.86		4.16		11

1,280	1.58	*	1.58	*	3.36	*	2
1,674	1.60		1.60		3.44		11
2,858	1.61		1.61		3.70		9
4,080	1.61		1.60		3.40		14
4,845	1.67		1.60		3.35		12
6,794	1.61		1.61		3.41		11

30,475	1.38	*	1.38	*	3.55	*	2
30,655	1.40		1.40		3.63		11
32,068	1.41		1.41		3.90		9
35,814	1.41		1.40		3.59		14
37,779	1.46		1.39		3.54		12
38,141	1.41		1.41		3.61		11

19,659	.63	*	.63	*	4.30	*	2
19,888	.65		.65		4.38		11
18,297	.66		.66		4.65		9
19,100	.66		.65		4.34		14
20,351	.71		.64		4.29		12
21,871	.66		.66		4.36		11
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MISSOURI
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (8/87)
2011(f)	$10.82	$.24	$(.12)	$.12	$(.23)	$—	$(.23)	$10.71	1.12%
2010	10.14	.48	.66	1.14	(.46)	—	(.46)	10.82	11.49
2009	10.73	.47	(.56)	(.09)	(.45)	(.05)	(.50)	10.14	(.52)
2008	11.03	.45	(.28)	.17	(.45)	(.02)	(.47)	10.73	1.59
2007	10.98	.46	.05	.51	(.45)	(.01)	(.46)	11.03	4.66
2006	11.25	.47	(.26)	.21	(.48)	—	(.48)	10.98	1.88
Class B (2/97)
2011(f)	10.83	.20	(.11)	.09	(.20)	—	(.20)	10.72	.76
2010	10.15	.40	.67	1.07	(.39)	—	(.39)	10.83	10.69
2009	10.74	.39	(.55)	(.16)	(.38)	(.05)	(.43)	10.15	(1.26)
2008	11.04	.37	(.28)	.09	(.37)	(.02)	(.39)	10.74	.81
2007	10.99	.38	.05	.43	(.37)	(.01)	(.38)	11.04	3.87
2006	11.26	.39	(.27)	.12	(.39)	—	(.39)	10.99	1.12
Class C (2/94)
2011(f)	10.80	.20	(.10)	.10	(.21)	—	(.21)	10.69	.86
2010	10.13	.42	.66	1.08	(.41)	—	(.41)	10.80	10.83
2009	10.72	.41	(.55)	(.14)	(.40)	(.05)	(.45)	10.13	(1.06)
2008	11.02	.39	(.28)	.11	(.39)	(.02)	(.41)	10.72	1.03
2007	10.97	.40	.05	.45	(.39)	(.01)	(.40)	11.02	4.10
2006	11.24	.41	(.26)	.15	(.42)	—	(.42)	10.97	1.34
Class I (2/97)(e)
2011(f)	10.82	.24	(.10)	.14	(.25)	—	(.25)	10.71	1.23
2010	10.14	.50	.67	1.17	(.49)	—	(.49)	10.82	11.74
2009	10.73	.49	(.55)	(.06)	(.48)	(.05)	(.53)	10.14	(.29)
2008	11.03	.47	(.28)	.19	(.47)	(.02)	(.49)	10.73	1.81
2007	10.99	.48	.04	.52	(.47)	(.01)	(.48)	11.03	4.79
2006	11.26	.49	(.26)	.23	(.50)	—	(.50)	10.99	2.10

72	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$196,485	.81	%*	.81	%*	4.30	%*	1%
196,974	.83		.83		4.52		6
183,868	.86		.84		4.68		12
195,691	.87		.84		4.16		14
227,412	.88		.84		4.13		16
231,378	.83		.83		4.23		12

1,468	1.56	*	1.56	*	3.56	*	1
2,439	1.58		1.58		3.79		6
3,533	1.61		1.59		3.90		12
5,785	1.62		1.59		3.41		14
7,351	1.63		1.59		3.38		16
8,570	1.58		1.58		3.48		12

27,833	1.36	*	1.36	*	3.74	*	1
26,957	1.38		1.38		3.97		6
22,120	1.41		1.39		4.13		12
21,541	1.42		1.39		3.61		14
21,263	1.43		1.39		3.58		16
21,387	1.38		1.38		3.68		12

13,371	.61	*	.61	*	4.47	*	1
9,235	.63		.63		4.72		6
6,224	.67		.65		4.90		12
2,657	.68		.65		4.36		14
2,169	.68		.64		4.31		16
895	.63		.63		4.44		12
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OHIO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/85)
2011(f)	$11.18	$.24	$(.16)	$.08	$(.23)	$—	$(.23)	$11.03	.68%
2010	10.77	.48	.39	.87	(.46)	—	(.46)	11.18	8.18
2009	10.99	.47	(.19)	.28	(.46)	(.04)	(.50)	10.77	2.75
2008	11.25	.46	(.19)	.27	(.46)	(.07)	(.53)	10.99	2.47
2007	11.27	.47	.01	.48	(.47)	(.03)	(.50)	11.25	4.30
2006	11.65	.48	(.34)	.14	(.48)	(.04)	(.52)	11.27	1.30
Class B (2/97)
2011(f)	11.16	.20	(.16)	.04	(.19)	—	(.19)	11.01	.30
2010	10.75	.39	.40	.79	(.38)	—	(.38)	11.16	7.41
2009	10.97	.39	(.19)	.20	(.38)	(.04)	(.42)	10.75	1.97
2008	11.24	.38	(.21)	.17	(.37)	(.07)	(.44)	10.97	1.61
2007	11.25	.38	.02	.40	(.38)	(.03)	(.41)	11.24	3.64
2006	11.64	.40	(.35)	.05	(.40)	(.04)	(.44)	11.25	.47
Class C (8/93)
2011(f)	11.15	.21	(.16)	.05	(.20)	—	(.20)	11.00	.41
2010	10.74	.42	.39	.81	(.40)	—	(.40)	11.15	7.62
2009	10.96	.41	(.19)	.22	(.40)	(.04)	(.44)	10.74	2.19
2008	11.22	.40	(.19)	.21	(.40)	(.07)	(.47)	10.96	1.93
2007	11.24	.40	.02	.42	(.41)	(.03)	(.44)	11.22	3.77
2006	11.63	.42	(.35)	.07	(.42)	(.04)	(.46)	11.24	.68
Class I (2/97)(e)
2011(f)	11.15	.25	(.15)	.10	(.24)	—	(.24)	11.01	.88
2010	10.75	.50	.38	.88	(.48)	—	(.48)	11.15	8.33
2009	10.97	.49	(.19)	.30	(.48)	(.04)	(.52)	10.75	2.99
2008	11.24	.49	(.21)	.28	(.48)	(.07)	(.55)	10.97	2.60
2007	11.25	.49	.02	.51	(.49)	(.03)	(.52)	11.24	4.53
2006	11.64	.50	(.34)	.16	(.51)	(.04)	(.55)	11.25	1.51

74	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$320,966	.81	%*	.81	%*	4.26	%*	5%
330,410	.82		.82		4.33		10
321,253	.84		.84		4.40		9
338,770	.93		.84		4.16		20
346,298	.98		.83		4.11		10
348,198	.83		.83		4.21		13

3,876	1.56	*	1.56	*	3.52	*	5
5,034	1.58		1.58		3.58		10
7,790	1.58		1.58		3.64		9
11,577	1.67		1.58		3.42		20
16,125	1.73		1.58		3.36		10
20,504	1.58		1.58		3.45		13

64,551	1.36	*	1.36	*	3.71	*	5
63,181	1.37		1.37		3.78		10
52,693	1.39		1.39		3.85		9
50,642	1.48		1.39		3.61		20
49,084	1.53		1.38		3.56		10
46,325	1.38		1.38		3.66		13

114,514	.61	*	.61	*	4.46	*	5
115,162	.62		.62		4.54		10
109,553	.64		.64		4.60		9
116,718	.73		.64		4.36		20
125,050	.78		.63		4.31		10
128,133	.63		.63		4.41		13
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

WISCONSIN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/94)
2011(f)	$10.39	$.19	$(.11)	$.08	$(.19)	$—	$(.19)	$10.28	.77%
2010	9.95	.38	.44	.82	(.38)	—	(.38)	10.39	8.42
2009	10.09	.39	(.14)	.25	(.38)	(.01)	(.39)	9.95	2.61
2008	10.24	.38	(.13)	.25	(.38)	(.02)	(.40)	10.09	2.51
2007	10.20	.39	.06	.45	(.39)	(.02)	(.41)	10.24	4.46
2006	10.54	.40	(.28)	.12	(.41)	(.05)	(.46)	10.20	1.11
Class B (2/97)
2011(f)	10.41	.15	(.10)	.05	(.16)	—	(.16)	10.30	.42
2010	9.97	.31	.44	.75	(.31)	—	(.31)	10.41	7.64
2009	10.12	.32	(.16)	.16	(.30)	(.01)	(.31)	9.97	1.74
2008	10.26	.30	(.11)	.19	(.31)	(.02)	(.33)	10.12	1.82
2007	10.22	.32	.05	.37	(.31)	(.02)	(.33)	10.26	3.67
2006	10.57	.32	(.29)	.03	(.33)	(.05)	(.38)	10.22	.26
Class C (2/97)
2011(f)	10.41	.16	(.10)	.06	(.17)	—	(.17)	10.30	.51
2010	9.96	.33	.45	.78	(.33)	—	(.33)	10.41	7.94
2009	10.11	.34	(.16)	.18	(.32)	(.01)	(.33)	9.96	1.93
2008	10.26	.32	(.12)	.20	(.33)	(.02)	(.35)	10.11	1.96
2007	10.23	.34	.05	.39	(.34)	(.02)	(.36)	10.26	3.91
2006	10.57	.35	(.29)	.06	(.35)	(.05)	(.40)	10.23	.49
Class I (2/97)(e)
2011(f)	10.42	.20	(.11)	.09	(.20)	—	(.20)	10.31	.88
2010	9.97	.40	.46	.86	(.41)	—	(.41)	10.42	8.73
2009	10.12	.41	(.15)	.26	(.40)	(.01)	(.41)	9.97	2.72
2008	10.28	.40	(.13)	.27	(.41)	(.02)	(.43)	10.12	2.64
2007	10.25	.42	.04	.46	(.41)	(.02)	(.43)	10.28	4.59
2006	10.59	.42	(.28)	.14	(.43)	(.05)	(.48)	10.25	1.34

76	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$48,682	.86	%*	.86	%*	3.58	%*	2%
50,270	.90		.90		3.75		6
46,933	.89		.89		4.02		12
50,640	.88		.88		3.72		3
42,279	.90		.90		3.78		10
36,624	.92		.92		3.84		11

1,175	1.61	*	1.61	*	2.83	*	2
1,383	1.65		1.65		3.00		6
1,598	1.63		1.63		3.27		12
2,174	1.63		1.63		2.98		3
2,464	1.65		1.65		3.04		10
3,295	1.67		1.67		3.09		11

9,929	1.41	*	1.41	*	3.02	*	2
9,329	1.45		1.45		3.19		6
6,907	1.44		1.44		3.46		12
6,512	1.43		1.43		3.17		3
5,975	1.45		1.45		3.24		10
5,422	1.47		1.47		3.29		11

2,874	.66	*	.66	*	3.77	*	2
2,605	.70		.70		3.94		6
1,573	.69		.69		4.20		12
1,506	.68		.68		3.92		3
1,031	.69		.69		3.97		10
202	.72		.72		4.04		11

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	77

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust IV (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management (the “Adviser”) a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3, depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2, which is usually the case for municipal bonds.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate

78	Nuveen Investments

assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2010, Ohio had outstanding when-issued/delayed delivery purchase commitments of $3,500,000. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which reflects the amortization of premiums and includes the accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their tax-exempt net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a ..20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the six months ended November 30, 2010, Kentucky, Michigan, Missouri and Ohio invested in externally-deposited inverse floaters and/or self-deposited inverse floaters. Kansas and Wisconsin did not invest in any such instruments during the six months ended November 30, 2010.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At November 30, 2010, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Kentucky	Michigan	Missouri	Ohio
Maximum exposure to Recourse Trusts	$15,000,000	$—	$—	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2010, were as follows:

Missouri
Average floating rate obligations outstanding	$2,225,000
Average annual interest rate and fees	0.46%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did make any such investments during the six months ended November 30, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

80	Nuveen Investments

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of November 30, 2010:

Kansas	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$175,318,182	$—	$175,318,182

Kentucky	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$433,082,312	$—	$433,082,312

Michigan	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$201,647,563	$—	$201,647,563

Missouri	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$237,990,865	$—	$237,990,865

Ohio	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$496,359,849	$—	$496,359,849

Wisconsin	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$59,381,305	$—	$59,381,305

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2010.

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Kansas
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,298,765	$13,734,239	2,026,005	$20,846,927
Class A – automatic conversion of Class B Shares	27,599	293,524	104,767	1,065,637
Class B	76	799	154	1,574
Class C	544,304	5,760,365	872,186	8,999,803
Class I	918,193	9,706,989	380,264	3,951,892
Shares issued to shareholders due to reinvestment of distributions:
Class A	161,554	1,708,460	307,709	3,176,573
Class B	1,906	19,974	4,935	50,454
Class C	36,477	385,550	59,078	609,795
Class I	15,473	164,593	7,068	73,469
	3,004,347	31,774,493	3,762,166	38,776,124
Shares redeemed:
Class A	(1,061,602)	(11,127,177)	(1,954,728)	(20,179,093)
Class B	(27,897)	(292,848)	(39,251)	(402,761)
Class B – automatic conversion to Class A Shares	(27,841)	(293,524)	(105,648)	(1,065,637)
Class C	(167,002)	(1,759,185)	(240,624)	(2,469,610)
Class I	(20,036)	(213,302)	(134,586)	(1,404,597)
	(1,304,378)	(13,686,036)	(2,474,837)	(25,521,698)
Net increase (decrease)	1,699,969	$18,088,457	1,287,329	$13,254,426

	Kentucky
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,222,570	$13,381,320	3,678,376	$39,167,939
Class A – automatic conversion of Class B Shares	38,648	422,316	114,192	1,206,295
Class B	451	4,936	1,107	11,793
Class C	561,926	6,147,468	1,049,131	11,186,099
Class I	274,677	2,986,465	491,107	5,233,271
Shares issued to shareholders due to reinvestment of distributions:
Class A	435,727	4,764,956	884,711	9,425,452
Class B	4,958	54,266	13,904	148,035
Class C	63,459	694,384	112,243	1,197,406
Class I	9,734	106,583	12,087	128,912
	2,612,150	28,562,694	6,356,858	67,705,202
Shares redeemed:
Class A	(2,231,852)	(24,251,797)	(3,345,532)	(35,665,723)
Class B	(70,860)	(777,206)	(130,320)	(1,381,135)
Class B – automatic conversion to Class A Shares	(38,617)	(422,316)	(114,089)	(1,206,295)
Class C	(274,362)	(3,001,857)	(610,033)	(6,518,284)
Class I	(193,047)	(2,121,056)	(143,157)	(1,533,097)
	(2,808,738)	(30,574,232)	(4,343,131)	(46,304,534)
Net increase (decrease)	(196,588)	$(2,011,538)	2,013,727	$21,400,668

82	Nuveen Investments

	Michigan
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	650,589	$7,303,813	1,900,264	$20,886,100
Class A – automatic conversion of Class B Shares	1,427	15,983	40,054	440,513
Class B	289	3,256	1,049	11,593
Class C	129,132	1,451,787	208,969	2,308,164
Class I	126,891	1,428,829	281,261	3,108,903
Shares issued to shareholders due to reinvestment of distributions:
Class A	149,096	1,681,231	301,719	3,334,460
Class B	1,102	12,442	3,394	37,534
Class C	20,963	236,235	43,982	485,462
Class I	25,958	292,572	52,606	580,749
	1,105,447	12,426,148	2,833,298	31,193,478
Shares redeemed:
Class A	(1,233,844)	(13,864,157)	(2,031,569)	(22,386,204)
Class B	(34,022)	(382,813)	(78,334)	(860,265)
Class B – automatic conversion to Class A Shares	(1,424)	(15,983)	(39,984)	(440,513)
Class C	(139,893)	(1,579,663)	(473,164)	(5,224,286)
Class I	(156,456)	(1,751,045)	(244,991)	(2,686,709)
	(1,565,639)	(17,593,661)	(2,868,042)	(31,597,977)
Net increase (decrease)	(460,192)	$(5,167,513)	(34,744)	$(404,499)

	Missouri
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,046,215	$11,469,559	1,952,862	$20,514,904
Class A – automatic conversion of Class B Shares	60,129	659,716	60,008	618,898
Class B	101	1,104	255	2,684
Class C	280,132	3,042,337	549,534	5,792,558
Class I	595,365	6,533,106	550,833	5,820,396
Shares issued to shareholders due to reinvestment of distributions:
Class A	261,865	2,860,630	523,836	5,537,509
Class B	2,682	29,322	8,040	84,837
Class C	25,322	276,130	46,275	488,840
Class I	12,259	133,885	15,276	162,158
	2,284,070	25,005,789	3,706,919	39,022,784
Shares redeemed:
Class A	(1,228,438)	(13,317,083)	(2,465,200)	(25,963,148)
Class B	(30,901)	(337,591)	(71,193)	(753,280)
Class B – automatic conversion to Class A Shares	(60,082)	(659,716)	(59,941)	(618,898)
Class C	(197,818)	(2,147,772)	(284,446)	(3,010,707)
Class I	(212,571)	(2,279,142)	(326,257)	(3,501,482)
	(1,729,810)	(18,741,304)	(3,207,037)	(33,847,515)
Net increase (decrease)	554,260	$6,264,485	499,882	$5,175,269

Nuveen Investments	83

Notes to Financial Statements (Unaudited) (continued)

	Ohio
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,188,874	$13,324,906	3,180,557	$35,049,801
Class A – automatic conversion of Class B Shares	32,116	361,642	107,172	1,166,811
Class B	481	5,403	10,767	119,467
Class C	417,294	4,679,493	1,086,092	11,964,329
Class I	394,426	4,396,314	857,129	9,454,875
Shares issued to shareholders due to reinvestment of distributions:
Class A	314,882	3,541,333	638,885	7,053,510
Class B	3,649	40,969	9,698	106,715
Class C	51,228	574,271	92,605	1,020,041
Class I	156,124	1,751,734	322,714	3,552,277
	2,559,074	28,676,065	6,305,619	69,487,826
Shares redeemed:
Class A	(1,995,086)	(22,393,110)	(4,199,181)	(46,455,561)
Class B	(71,039)	(799,377)	(186,295)	(2,057,515)
Class B – automatic conversion to Class A Shares	(32,178)	(361,642)	(107,349)	(1,166,811)
Class C	(266,948)	(2,992,429)	(416,485)	(4,588,505)
Class I	(469,712)	(5,268,154)	(1,047,215)	(11,604,015)
	(2,834,963)	(31,814,712)	(5,956,525)	(65,872,407)
Net increase (decrease)	(275,889)	$(3,138,647)	349,094	$3,615,419

	Wisconsin
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	281,621	$2,950,142	676,723	$6,923,390
Class A – automatic conversion of Class B Shares	6,399	67,907	13,716	140,261
Class B	12	122	27	271
Class C	147,290	1,555,604	272,344	2,784,082
Class I	46,326	492,536	98,184	1,007,272
Shares issued to shareholders due to reinvestment of distributions:
Class A	58,880	617,977	119,178	1,216,425
Class B	1,278	13,447	2,894	29,588
Class C	10,583	111,205	19,128	195,662
Class I	3,138	33,006	5,839	59,760
	555,527	5,841,946	1,208,033	12,356,711
Shares redeemed:
Class A	(451,357)	(4,680,242)	(689,079)	(7,000,692)
Class B	(13,694)	(145,470)	(16,610)	(166,649)
Class B – automatic conversion to Class A Shares	(6,382)	(67,907)	(13,689)	(140,261)
Class C	(90,175)	(940,897)	(88,104)	(906,320)
Class I	(20,741)	(217,907)	(11,635)	(120,143)
	(582,349)	(6,052,423)	(819,117)	(8,334,065)
Net increase (decrease)	(26,822)	$(210,477)	388,916	$4,022,646

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended November 30, 2010, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$23,919,896	$19,117,312	$3,438,127	$7,445,590	$23,660,410	$1,016,250
Sales and maturities	6,588,750	17,825,772	9,232,727	3,486,000	29,458,226	3,355,275

84	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$170,922,178	$420,210,642	$194,188,565	$231,721,084	$481,323,933	$58,531,357
Gross unrealized:
Appreciation	$5,963,376	$16,303,201	$9,322,854	$9,658,289	$20,304,952	$1,547,801
Depreciation	(1,567,372)	(3,431,531)	(1,863,856)	(5,612,942)	(5,269,036)	(697,853)
Net unrealized appreciation (depreciation) of investments	$4,396,004	$12,871,670	$7,458,998	$4,045,347	$15,035,916	$849,948

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2010, the Funds’ last tax year-end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$—	$—	$—	$—	$(13,976)	$(2)
Undistributed (Over-distribution of) net investment income	(55)	(8,263)	(4,538)	(14)	(18,869)	(277)
Accumulated net realized gain (loss)	55	8,263	4,538	14	32,845	279

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds’ last tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income*	$704,176	$906,980	$455,172	$1,236,934	$2,046,717	$161,046
Undistributed net ordinary income**	12,864	—	1,240	—	357,152	191
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2010 through May 31, 2010, and paid on June 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$6,227,362	$17,190,583	$8,618,837	$9,887,747	$20,877,457	$2,195,220
Distributions from net ordinary income**	—	—	—	—	—	—
Distributions from net long-term capital gains	—	15,133	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2010, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Expiration:
May 31, 2017	$781,659	$—	$419,508	$1,063,171	$—	$—
May 31, 2018	193,761	5,479,041	3,227,076	663,355	1,122,034	52,556
Total	$975,420	$5,479,041	$3,646,584	$1,726,526	$1,122,034	$52,556

The following Fund elected to defer net realized losses from investments incurred from November 1, 2009 through May 31, 2010, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

Kansas
Post-October capital losses	$43,373

Nuveen Investments	85

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of November 30, 2010, the complex-level fee rate was .1824%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive fees or reimburse expenses of Ohio so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended November 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected	$340,373	$227,549	$68,069	$265,358	$149,464	$53,545
Paid to financial intermediaries	295,443	200,583	59,324	232,582	133,047	46,016

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

86	Nuveen Investments

During the six months ended November 30, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances	$87,018	$94,820	$13,076	$51,806	$76,870	$16,303

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2010, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained	$40,650	$63,905	$123,119	$28,490	$266,282	$16,757

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2010, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained	$3,671	$—	$403	$910	$4,403	$1,394

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

9. Subsequent Events

Investment Advisory Agreements

Effective January 1, 2011, Nuveen Asset Management, the Funds’ Adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Funds’ sub-adviser, and the Funds’ portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors.

This allocation of responsibilities between Nuveen Fund Advisors and Nuveen Asset Management, LLC affects each Fund within this report. Nuveen Fund Advisors (as each affected Fund’s investment adviser) will compensate Nuveen Asset Management, LLC (as each such Fund’s newly-appointed sub-adviser) for the portfolio management services it provides to the Fund from the Fund’s management fee, which will not change as a result of this restructuring. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment management and advisory responsibilities and fees between themselves in the future.

Nuveen Investments	87

Board Approval of Sub-Advisory Arrangements (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”). Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds would be transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of NAM and NAM would change its name to Nuveen Fund Advisors, Inc. (“NFA”). NAM, under its new name NFA, will continue to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA will enter into a sub-advisory agreement with NAM LLC on behalf of the Funds (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated to it by NFA. There will be no change in the advisory fees paid by the Funds. Rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement on behalf of each Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the Sub-Advisory Agreement. For a discussion of these considerations, please see the shareholder report of the Fund that was first issued after the May Meeting for the period including May 2010.

88	Nuveen Investments

Notes

Nuveen Investments	89

Notes

90	Nuveen Investments

Notes

Nuveen Investments	91

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

92	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	93

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS6-1110D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date February 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date February 7, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date February 7, 2011